UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5199

SteinRoe Variable Investment Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2005 Annual Report • Class B Shares • SteinRoe Variable Investment Trust

Annual Report • Class B Shares

December 31, 2005

SteinRoe Variable Investment Trust

SHC-42/105004-1205 (02/06) 05/9700

President’s Message

SteinRoe Variable Investment Trust

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of our various fund families, including Liberty and SteinRoe, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts are also expected to result in substantial cost savings to the variable funds.

Our goal is to create a more simplified, clearly delineated product. Last year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product consolidations in the coming months, we remain committed to building a business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your variable funds during these changing times. As with all businesses that are affiliated with Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you’ll find a discussion of the economic environment during the period followed by a detailed report from the fund’s manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm’s investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Funds President and is the primary liaison to the Fund Boards of Trustees. Chris joined Bank of America in August 2004.

The views expressed in the President’s Message and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Funds managed by Columbia Management Advisors, LLC are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance At A Glance

SteinRoe Variable Investment Trust

	Average annual total return as of 12/31/05 (%)
	Inception	1-year	5-year	10-year	Life
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series — Class B(1)	06/01/00	6.40	2.32	6.61	8.82
Liberty Federal Securities Fund, Variable Series — Class B(1)	06/01/00	2.43	4.99	5.66	6.95
Liberty Money Market Fund, Variable Series	01/01/89	2.81	1.84	3.52	4.31
Liberty Small Company Growth Fund, Variable Series — Class B(1)	06/01/00	2.82	2.30	5.90	10.05
Columbia Large Cap Growth Fund, Variable Series — Class B(1)	06/01/00	4.49	-7.68	5.17	9.35

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance company charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

(1)  Class B shares (newer class shares) performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

Table of Contents

SteinRoe Variable Investment Trust

SteinRoe Variable Investment Trust

Portfolio Managers’ Discussions

Liberty Asset Allocation Fund, Variable Series

Liberty Federal Securities Fund, Variable Series

Liberty Money Market Fund, Variable Series

Liberty Small Company Growth Fund, Variable Series

Columbia Large Cap Growth Fund, Variable Series

Financial Statements

Liberty Asset Allocation Fund, Variable Series

Liberty Federal Securities Fund, Variable Series

Liberty Money Market Fund, Variable Series

Liberty Small Company Growth Fund, Variable Series

Columbia Large Cap Growth Fund, Variable Series

Must be preceded or accompanied by a prospectus.
Columbia Management Distributors, Inc. 02/2006

SteinRoe Variable Investment Trust

SteinRoe Variable

Investment Trust

Portfolio Managers’ Discussion

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

Liberty Asset Allocation Fund, Variable Series seeks high total investment return.

Vikram J. Kuriyan, PhD, is the lead portfolio manager for the fund. He has been associated with Columbia Management Advisors LLC (CMA) or its predecessors or affiliate organizations since 2000. Karen Wurdack is a co-manager for the fund. She has been associated with CMA or its predecessors or affiliate organizations since 1993. Dr. Kuriyan and Ms. Wurkack are responsible for allocating the fund’s assets among various asset classes. Security selection and buy/sell decisions are made by investment professionals with expertise in the specific asset classes.

In an environment of steady economic growth and subdued inflation, the US financial markets delivered modest but solid, positive returns in 2005. Stocks outperformed bonds, and foreign stocks did better than domestic stocks, even when accounting for the dollar’s increase in value relative to other major currencies.

Generally speaking, our goal is to perform somewhere between the two indices since the portfolio combines both stocks and bonds. However, the fund’s emphasis on stocks aided performance, which was higher than the return of both its stock and bond market benchmarks. Nine of the ten individual market sectors represented within the fund did better than their specific benchmarks. Security selection accounted for the fund’s performance advantage over its benchmark. We believe that a combination of security selection and asset allocation helped the fund outperform the average return of its peer group, the Lipper Variable Series Balanced Funds Category(1).

Mid-cap stocks, foreign stocks led performance

Mid-cap stocks outperformed both large and small-cap stocks by a comfortable margin for the year. Although there was little difference in the performance between mid-cap growth and value indices, mid-cap growth did substantially better for the fund, the result of favorable stock selection. Within industry sectors, financial and energy stocks were the fund’s best performers. Within the financial sector, many banks reported higher profits. Investment underwriters enjoyed a record year, and insurance companies and asset managers performed well. Energy stocks gained as oil and natural gas prices hit record highs before pulling back somewhat in the fourth quarter of the year. The gains from these and other sectors were more than enough to offset a modest loss from the fund’s position in telecommunications stocks, which was the only negative sector for the fund during the period. Telecommunications stocks were restrained by increased competition.

Bond returns subdued but positive

Bond market performance was lackluster in 2005, as concerns about rising interest rates were fulfilled in the last few months of the year. Interest rates rose on bonds with maturities of 10 years or less, although the largest increase was in short-term rates. Returns from investment grade and high-yield bonds were held to the low single digits. Approximately 35% of the fund’s assets were invested in bonds and short-term securities.

Asset allocation shifts were small, tactical in nature

During the period, we made several small tactical changes to the fund’s asset allocation. Earlier in the year, we began to reduce exposure to value stocks and added to the fund’s growth allocations. We made this shift because value stock valuations had risen as the group outperformed and we believed that growth stocks were positioned for a market rotation. That decision was rewarded in the second half of the year as growth outperformed value. We also cut back on the fund’s small-cap holdings, taking profits after the sector’s long stretch of strong performance, and added to mid- and large -cap growth holdings. We maintained the fund’s international exposure at just over 12.0%.

Within the fund’s fixed income allocation, we cut back on high-yield and added to investment grade, which we believe could be a prudent shift if economic growth slows. We also raised the fund’s cash position, expecting to put it to work in areas where we see opportunity developing in the period ahead.

Looking ahead

We believe the United States enters 2006 with prospects of lower inflation, an end to interest rate increases and slightly slower economic growth. For the financial markets, we believe that points to more of the same: a moderately upbeat environment for stocks and a less accommodating backdrop for bonds. We expect growth stocks to widen their lead against value stocks in 2006, because they are relatively less expensive and because investors are likely to focus on companies with the potential to deliver on earnings in a slowing economy. Foreign stock markets also remain attractive, although they may no longer be undervalued relative to US stocks. A falling dollar would further enhance foreign returns to US investors.

We have positioned the fund to take advantage of these market factors. However, the fund’s broad diversification should help it weather a less favorable climate.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high-yield or “junk” bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2005, and are subject to change.

(1)  Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

It is not possible to invest directly in an index.

Performance Information

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class B (06/01/00)	6.40	2.32	6.61
S&P 500 Index	4.91	0.54	9.07
Lehman Brothers Aggregate Bond Index	2.43	5.87	6.16

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/04	12/31/05
Class B	14.77	15.34

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96(1) – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor’s (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class shares would be lower.

(1)  Inception date of class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 — 12/31/05	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class B	1,000.00	1,000.00	1,061.60	1,020.67	4.68	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor, transfer agent and distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—63.2%
Consumer Discretionary—7.1%
Auto Components—0.2%
Autoliv, Inc.	870	$39,515
BorgWarner, Inc.	830	50,323
Johnson Controls, Inc.	6,500	473,915
Modine Manufacturing Co.	520	16,947
		580,700
Automobiles—0.3%
Thor Industries, Inc.	116	4,648
Toyota Motor Corp.	13,200	684,988
Winnebago Industries, Inc.	700	23,296
		712,932
Distributors—0.0%
Building Material Holding Corp.	220	15,006
WESCO International, Inc. (a)	550	23,502
		38,508
Diversified Consumer Services—0.0%
Education Management Corp. (a)	1,710	57,302

Hotels, Restaurants & Leisure—1.2%
Applebee’s International, Inc.	2,260	51,053
Bob Evans Farms, Inc.	320	7,379
Brinker International, Inc.	1,520	58,763
Carnival Corp.	5,200	278,044
Cheesecake Factory, Inc. (a)	1,960	73,284
Dave & Buster’s, Inc. (a)	680	11,975
Gaylord Entertainment Co. (a)	950	41,410
Harrah’s Entertainment, Inc.	1,326	94,531
Hilton Hotels Corp.	2,810	67,749
Isle of Capris Casinos, Inc. (a)	790	19,244
Kerzner International Ltd. (a)	390	26,812
Landry’s Restaurants, Inc.	560	14,958
Lone Star Steakhouse & Saloon, Inc.	740	17,568
Marcus Corp.	350	8,225
Marriott International, Inc., Class A	5,410	362,308
McDonald’s Corp.	19,002	640,747
Outback Steakhouse, Inc.	900	37,449
P.F. Chang’s China Bistro, Inc. (a)	200	9,926
RARE Hospitality International, Inc. (a)	910	27,655
Ruby Tuesday, Inc.	259	6,706
Scientific Games Corp., Class A (a)	1,820	49,650
Starbucks Corp. (a)	9,940	298,299
Starwood Hotels & Resorts Worldwide, Inc.	12,430	793,780
Vail Resorts, Inc. (a)	330	10,900
Wendy’s International, Inc.	620	34,261
Yum! Brands, Inc.	1,520	71,258
		3,113,934
Household Durables—0.2%
American Greetings Corp., Class A	1,220	$26,803
Centex Corp.	260	18,587
CSS Industries, Inc.	350	10,756
D.R. Horton, Inc.	886	31,657
Fortune Brands, Inc.	520	40,571
Kimball International, Inc., Class B	750	7,973
Koninklijke (Royal) Philips Electronics NV	11,195	347,911
Yankee Candle Co., Inc.	279	7,142
		491,400
Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a)	640	25,798
Coldwater Creek, Inc. (a)	1,020	31,141
eBay, Inc. (a)	20,180	872,785
NetFlix, Inc. (a)	2,700	73,062
		1,002,786
Leisure Equipment & Products—0.0%
Marvel Entertainment, Inc. (a)	2,120	34,726
SCP Pool Corp.	1,020	37,964
		72,690
Media—0.7%
4Kids Entertainment, Inc. (a)	660	10,355
Cablevision Systems Corp. (a)	1,500	35,205
Catalina Marketing Corp.	630	15,970
Dow Jones & Co., Inc.	1,200	42,588
EMI Group PLC	126,636	528,353
Getty Images, Inc. (a)	3,660	326,728
Gray Television, Inc.	963	9,457
Grupo Televisa SA, ADR	5,461	439,610
Journal Communications, Inc., Class A	610	8,510
Lamar Advertising Co., Class A (a)	630	29,068
Lions Gate Entertainment Corp. (a)	419	3,218
Media General, Inc., Class A	100	5,070
R.H. Donnelley Corp. (a)	224	13,803
Radio One, Inc., Class D (a)	1,152	11,923
Reader’s Digest Association, Inc.	460	7,001
Scholastic Corp. (a)	160	4,562
Valassis Communications, Inc. (a)	500	14,535
Viacom, Inc., Class A	6,250	204,750
XM Satellite Radio Holdings, Inc., Class A (a)	3,950	107,756
		1,818,462
Multiline Retail—0.9%
Dollar General Corp.	2,400	45,768
Federated Department Stores, Inc.	11,284	748,468
J.C. Penney Co., Inc.	15,893	883,651
Target Corp.	8,520	468,344
		2,146,231

See Accompanying Notes to Financial Statements.

	Shares	Value
Specialty Retail—2.2%
Abercrombie & Fitch Co., Class A	1,400	$91,252
Best Buy Co., Inc.	4,030	175,224
Charlotte Russe Holding, Inc. (a)	520	10,832
Chico’s FAS, Inc. (a)	10,540	463,022
Children’s Place Retail Stores, Inc. (a)	980	48,432
Esprit Holdings Ltd.	65,000	461,911
Finish Line, Inc., Class A	1,310	22,820
GameStop Corp., Class A (a)	3,140	99,915
Home Depot, Inc.	16,300	659,824
HOT Topic, Inc. (a)	1,540	21,945
Jarden Corp. (a)	121	3,648
Lowe’s Companies, Inc.	12,680	845,249
Monro Muffler, Inc. (a)	570	17,282
Movie Gallery, Inc.	510	2,861
Office Depot, Inc. (a)	39,860	1,251,604
Pacific Sunwear of California, Inc. (a)	1,400	34,888
PETsMART, Inc.	1,544	39,619
Pier 1 Imports, Inc.	550	4,802
Sherwin-Williams Co.	1,000	45,420
Staples, Inc.	18,100	411,051
Tiffany & Co.	18,400	704,536
TJX Companies, Inc.	2,500	58,075
Tuesday Morning Corp.	384	8,033
Urban Outfitters, Inc. (a)	2,535	64,161
Zale Corp. (a)	380	9,557
		5,555,963
Textiles, Apparel & Luxury Goods—1.0%
Adidas-Salomon AG	3,063	580,206
Carter’s, Inc. (a)	407	23,952
Coach, Inc. (a)	22,649	755,118
Delta Apparel, Inc.	420	6,531
Hampshire Group Ltd. (a)	780	18,566
Hartmarx Corp. (a)	920	7,185
Jos. A. Bank Clothiers, Inc. (a)	840	36,464
LVMH Moet Hennessy Louis Vuitton SA	6,618	588,021
NIKE, Inc., Class B	3,660	317,651
Stride Rite Corp.	690	9,356
Wolverine World Wide, Inc.	1,770	39,754
		2,382,804
Consumer Staples—4.9%
Beverages—1.1%
Diageo PLC	20,008	290,021
Diageo PLC, ADR	13,958	813,751
Fomento Economico Mexicano SA de CV, ADR	300	21,753
Hansen Natural Corp. (a)	230	18,126
Pepsi Bottling Group, Inc.	1,400	40,054
PepsiCo, Inc.	19,201	1,134,395
Pernod-Ricard SA	2,652	462,792
		2,780,892
Food & Staples Retailing—1.1%
Aeon Co., Ltd.	21,800	$554,543
BJ’s Wholesale Club, Inc. (a)	300	8,868
CVS Corp.	29,700	784,674
Kroger Co. (a)	2,200	41,536
SUPERVALU, Inc.	1,700	55,216
United Natural Foods, Inc. (a)	58	1,531
Wal-Mart Stores, Inc.	24,200	1,132,560
Weis Markets, Inc.	670	28,837
Whole Foods Market, Inc.	620	47,982
		2,655,747
Food Products—1.0%
Cadbury Schweppes PLC, ADR	13,000	497,770
Corn Products International, Inc.	1,800	43,002
Danisco A/S	7,266	556,307
Dean Foods Co. (a)	1,500	56,490
Delta & Pine Land Co.	52	1,196
Flowers Foods, Inc.	852	23,481
H.J. Heinz Co.	850	28,662
J & J Snack Foods Corp.	183	10,872
Kellogg Co.	12,730	550,191
Lancaster Colony Corp.	200	7,410
Lance, Inc.	540	10,060
Maui Land & Pineapple Co., Inc. (a)	230	7,804
Nestle SA, Registered Shares	1,586	474,334
Royal Numico NV (a)	6,134	254,026
Tyson Foods, Inc., Class A	4,420	75,582
		2,597,187
Household Products—1.2%
Colgate-Palmolive Co.	11,970	656,554
Kimberly-Clark Corp.	8,404	501,299
Procter & Gamble Co.	31,741	1,837,169
		2,995,022
Personal Products—0.0%
Alberto-Culver Co.	590	26,993
Estee Lauder Companies, Inc., Class A	580	19,418
Nu Skin Enterprises, Inc., Class A	1,350	23,733
		70,144
Tobacco—0.5%
Altria Group, Inc.	15,739	1,176,018
UST, Inc.	980	40,013
		1,216,031
Energy—5.3%
Energy Equipment & Services—1.0%
Atwood Oceanics, Inc. (a)	300	23,409
BJ Services Co.	1,120	41,070
CAL Dive International, Inc. (a)	1,140	40,915
Diamond Offshore Drilling, Inc.	620	43,127
Dresser-Rand Group, Inc. (a)	1,033	24,978

See Accompanying Notes to Financial Statements.

	Shares	Value
Energy Conversion Devices, Inc. (a)	380	$15,485
FMC Technologies, Inc. (a)	1,590	68,243
Grant Prideco, Inc. (a)	960	42,355
Grey Wolf, Inc. (a)	2,090	16,156
Halliburton Co.	17,725	1,098,241
Hydril (a)	390	24,414
Lone Star Technologies, Inc. (a)	130	6,716
Lufkin Industries, Inc.	552	27,528
Maverick Tube Corp. (a)	260	10,364
Nabors Industries Ltd. (a)	2,520	190,890
National-Oilwell Varco, Inc. (a)	5,290	331,683
Noble Corp.	375	26,452
NS Group, Inc. (a)	170	7,108
Schlumberger Ltd.	3,909	379,759
Smith International, Inc.	1,810	67,169
Superior Well Services, Inc. (a)	160	3,802
Technip SA, ADR	500	30,390
Tetra Technologies, Inc. (a)	483	14,741
Trico Marine Services, Inc. (a)	530	13,780
Weatherford International Ltd. (a)	1,200	43,440
		2,592,215
Oil, Gas & Consumable Fuels—4.3%
Alpha Natural Resources, Inc. (a)	500	9,605
Amerada Hess Corp.	225	28,535
Anadarko Petroleum Corp.	7,300	691,675
Bill Barrett Corp. (a)	174	6,718
Bois d’Arc Energy, Inc. (a)	492	7,803
BP PLC	40,885	435,421
Cabot Oil & Gas Corp.	150	6,765
Cheniere Energy, Inc. (a)	260	9,677
Chesapeake Energy Corp.	1,020	32,365
Chevron Corp.	8,414	477,663
China Petroleum & Chemical Corp., Class H	932,000	459,771
Comstock Resources, Inc. (a)	210	6,407
ConocoPhillips	17,372	1,010,703
CONSOL Energy, Inc.	2,650	172,727
Denbury Resources, Inc. (a)	1,130	25,741
Encore Acquisition Co. (a)	300	9,612
EOG Resources, Inc.	13,380	981,691
Exxon Mobil Corp.	37,437	2,102,836
Foundation Coal Holdings, Inc.	540	20,520
Frontier Oil Corp.	290	10,884
Harvest Natural Resources, Inc. (a)	970	8,614
Holly Corp.	220	12,951
InterOil Corp. (a)	280	7,504
Marathon Oil Corp.	6,346	386,916
Massey Energy Co.	1,470	55,669
Murphy Oil Corp.	200	10,798
Occidental Petroleum Corp.	9,700	774,836
Peabody Energy Corp.	1,325	109,206
Range Resources Corp.	1,020	26,867
Remington Oil & Gas Corp. (a)	320	$11,680
Southwestern Energy Co. (a)	2,340	84,100
St. Mary Land & Exploration Co.	280	10,307
Statoil ASA	25,010	574,363
Superior Energy Services, Inc. (a)	2,010	42,310
Teekay Shipping Corp.	1,600	63,840
Tesoro Corp.	590	36,315
Todco, Class A	740	28,164
Total SA	2,595	651,925
Western Gas Resources, Inc.	560	26,370
Williams Companies, Inc.	31,800	736,806
XTO Energy, Inc.	15,048	661,209
		10,827,869
Financials—13.3%
Capital Markets—3.0%
Affiliated Managers Group, Inc. (a)	1,800	144,450
Bank of New York Co., Inc.	22,652	721,466
Bear Stearns Companies, Inc.	500	57,765
Deutsche Bank AG	1,400	135,618
Deutsche Bank AG, Registered Shares	4,453	431,769
E*Trade Financial Corp. (a)	2,590	54,027
Franklin Resources, Inc.	8,600	808,486
Goldman Sachs Group, Inc.	4,014	512,628
Lazard Ltd., Class A	2,500	79,750
Legg Mason, Inc.	430	51,467
Lehman Brothers Holdings, Inc.	2,300	294,791
Merrill Lynch & Co., Inc.	25,563	1,731,382
Morgan Stanley	7,582	430,203
Nomura Holdings, Inc.	26,300	503,990
Nuveen Investments, Class A	6,700	285,554
Piper Jaffray Companies, Inc. (a)	320	12,928
State Street Corp.	8,680	481,219
T. Rowe Price Group, Inc.	890	64,107
UBS AG, Registered Shares	6,634	631,569
		7,433,169
Commercial Banks—4.4%
BancFirst Corp.	131	10,349
Banco Santander Central Hispano SA	27,204	359,106
BancorpSouth, Inc.	670	14,787
BancTrust Financial Group, Inc.	490	9,849
Bank of Granite Corp.	537	9,951
Bank of Hawaii Corp.	1,100	56,694
Boston Private Financial Holdings, Inc.	1,550	47,151
Bryn Mawr Bank Corp.	578	12,404
Capitol Bancorp Ltd.	553	20,704
Cassa di Risparmio di Firenze S.p.A.	101,192	299,503

See Accompanying Notes to Financial Statements.

	Shares	Value
Chemical Financial Corp.	550	$17,468
Chittenden Corp.	674	18,744
Citizens Banking Corp.	290	8,048
City Holding Co.	280	10,066
City National Corp.	1,090	78,960
Columbia Banking System, Inc.	440	12,562
Community Trust Bancorp, Inc.	440	13,530
Corus Bankshares, Inc.	330	18,569
Cullen/Frost Bankers, Inc.	1,300	69,784
Depfa Bank PLC	33,641	497,446
East West Bancorp, Inc.	1,620	59,114
Fidelity Bankshares, Inc.	680	22,236
First Citizens BancShares, Inc., Class A	80	13,954
First Financial Bankshares, Inc.	359	12,587
First Financial Corp.	410	11,070
Greater Bay Bancorp	460	11,785
Hancock Holding Co.	286	10,814
Kookmin Bank, ADR	6,080	454,237
Marshall & Ilsley Corp.	15,144	651,798
Mercantile Bankshares Corp.	800	45,152
Merchants Bancshares, Inc.	400	9,617
Mid-State Bancshares	710	18,992
Mitsubishi UFJ Financial Group, Inc.	72	976,809
Mitsubishi UFJ Financial Group, Inc., ADR	24,700	338,143
National Bank of Greece SA	10,400	442,513
North Fork Bancorporation, Inc.	7,231	197,840
Northrim BanCorp, Inc.	370	8,677
PNC Financial Services Group, Inc.	9,040	558,943
Prosperity Bancshares, Inc.	730	20,980
Signature Bank (a)	73	2,049
South Financial Group, Inc.	174	4,792
Sterling Bancshares, Inc.	1,069	16,505
SunTrust Banks, Inc.	3,300	240,108
Texas Capital Bancshares, Inc. (a)	1,080	24,203
TriCo Bancshares	716	16,747
TrustCo Bank Corp. NY	910	11,302
U.S. Bancorp	37,693	1,126,644
UMB Financial Corp.	320	20,451
Uniao de Bancos Brasileiros SA, GDR	5,062	321,791
UnionBanCal Corp.	2,700	185,544
Wachovia Corp.	20,848	1,102,025
Wells Fargo & Co.	28,137	1,767,848
Westamerica Bancorporation	360	19,105
Whitney Holding Corp.	1,670	46,025
Zions Bancorporation	7,550	570,478
		10,926,553
Consumer Finance—0.0%
Advance America Cash Advance Centers, Inc.	1,129	14,000
Cash America International, Inc.	920	21,335
Nelnet, Inc., Class A (a)	530	$21,560
World Acceptance Corp. (a)	883	25,165
		82,060
Diversified Financial Services—1.5%
Calamos Asset Management, Inc.	12	377
Chicago Mercantile Exchange	166	61,003
CIT Group, Inc.	7,300	377,994
Citigroup, Inc.	41,117	1,995,408
Jackson Hewitt Tax Service, Inc.	850	23,554
JAFCO Co., Ltd.	3,700	330,360
JPMorgan Chase & Co.	23,581	935,930
		3,724,626
Insurance—3.3%
ACE Ltd.	9,425	503,672
Allstate Corp.	9,562	517,017
Ambac Financial Group, Inc.	8,370	644,992
American International Group, Inc.	35,906	2,449,866
AmerUs Group Co.	270	15,301
Argonaut Group, Inc. (a)	403	13,206
AXA	10,461	337,609
Baldwin & Lyons, Inc., Class B	477	11,591
CNA Surety Corp. (a)	920	13,404
Commerce Group, Inc.	140	8,019
Delphi Financial Group, Inc., Class A	450	20,705
Endurance Specialty Holdings Ltd.	1,500	53,775
Genworth Financial, Inc., Class A	16,900	584,402
Harleysville Group, Inc.	583	15,450
Hartford Financial Services Group, Inc.	7,332	629,745
Horace Mann Educators Corp.	670	12,703
KMG America Corp. (a)	270	2,479
Lincoln National Corp.	1,000	53,030
Loews Corp.	600	56,910
National Western Life Insurance Co., Class A (a)	3	621
Navigators Group, Inc. (a)	636	27,736
Old Republic International Corp.	1,600	42,016
Phoenix Companies, Inc.	1,260	17,186
ProCentury Corp.	1,082	11,632
Prudential PLC	52,893	500,514
Quanta Capital Holdings Ltd. (a)	1,300	6,630
RLI Corp.	334	16,657
Selective Insurance Group, Inc.	480	25,488
St. Paul Travelers Companies, Inc.	12,000	536,040
Swiss Re, Registered Shares	3,782	276,876
Tower Group, Inc.	1,050	23,079
United America Indemnity Ltd., Class A (a)	790	14,504
UnumProvident Corp.	13,530	307,807
Willis Group Holdings Ltd.	900	33,246
XL Capital Ltd., Class A	8,942	602,512
		8,386,420

See Accompanying Notes to Financial Statements.

	Shares	Value
Real Estate—0.8%
Alexandria Real Estate Equities, Inc., REIT	165	$13,282
Archstone-Smith Trust, REIT	10,624	445,039
AvalonBay Communities, Inc., REIT	4,417	394,217
Bedford Property Investors, Inc., REIT	496	10,882
BioMed Realty Trust, Inc., REIT	196	4,782
Bluegreen Corp. (a)	1,281	20,240
Boston Properties, Inc., REIT	600	44,478
Brandywine Realty Trust, REIT	490	13,676
Cousins Properties, Inc., REIT	400	11,320
EastGroup Properties, Inc., REIT	460	20,774
Equity Office Properties Trust, REIT	1,500	45,495
Equity One, Inc., REIT	590	13,641
Franklin Street Properties Corp., Class A, REIT	648	13,576
Getty Realty Corp., REIT	480	12,619
Healthcare Realty Trust, Inc.	350	11,645
Host Marriott Corp., REIT	3,400	64,430
Kimco Realty Corp., REIT	12,584	403,695
Lexington Corporate Properties Trust, REIT	439	9,351
Mid-America Apartment Communities, Inc., REIT	510	24,735
NTT Urban Development Corp.	55	364,226
ProLogis Trust, REIT	1,400	65,408
PS Business Parks, Inc., REIT	520	25,584
Strategic Hotel Capital, Inc., REIT	754	15,517
Universal Health Realty Income Trust, REIT	340	10,656
Urstadt Biddle Properties, Inc., Class A, REIT	640	10,374
Washington REIT	260	7,891
		2,077,533
Thrifts & Mortgage Finance—0.3%
Golden West Financial Corp.	10,800	712,800
PMI Group, Inc.	1,400	57,498
Sovereign Bancorp, Inc.	1,900	41,078
		811,376
Health Care—8.5%
Biotechnology—0.9%
Alkermes, Inc. (a)	710	13,575
Amgen, Inc. (a)	13,110	1,033,855
Amylin Pharmaceuticals, Inc. (a)	2,333	93,133
Arena Pharmaceuticals, Inc. (a)	1,270	18,059
Celgene Corp. (a)	380	24,624
Charles River Laboratories International, Inc. (a)	500	21,185
Cubist Pharmaceuticals, Inc. (a)	570	12,113
CV Therapeutics, Inc. (a)	700	$17,311
Exelixis, Inc. (a)	1,620	15,260
Genentech, Inc. (a)	4,200	388,500
Illumina, Inc. (a)	1,840	25,944
Invitrogen Corp. (a)	240	15,994
MedImmune, Inc. (a)	1,120	39,222
Myogen, Inc. (a)	510	15,382
Nektar Therapeutics (a)	2,810	46,253
Neurocrine Biosciences, Inc. (a)	800	50,184
Protein Design Labs, Inc. (a)	10,840	308,073
Vertex Pharmaceuticals, Inc. (a)	590	16,325
		2,154,992
Health Care Equipment & Supplies—1.8%
Alcon, Inc.	1,200	155,520
American Medical Systems Holdings, Inc. (a)	1,240	22,109
Analogic Corp.	200	9,570
Aspect Medical Systems, Inc. (a)	880	30,228
Baxter International, Inc.	23,210	873,857
Bio-Rad Laboratories, Inc., Class A (a)	240	15,706
Biomet, Inc.	1,640	59,975
DENTSPLY International, Inc.	560	30,066
DJ Orthopedics, Inc. (a)	310	8,550
Foxhollow Technologies, Inc. (a)	300	8,937
Gen-Probe, Inc. (a)	1,280	62,451
Greatbatch, Inc. (a)	368	9,572
Haemonetics Corp. (a)	610	29,805
Hologic, Inc. (a)	260	9,859
Hospira, Inc. (a)	900	38,502
Immucor, Inc. (a)	1,160	27,098
Intuitive Surgical, Inc. (a)	190	22,281
Invacare Corp.	380	11,966
Kyphon, Inc. (a)	1,080	44,096
Medtronic, Inc.	17,560	1,010,929
Meridian Bioscience, Inc.	1,163	23,423
Millipore Corp. (a)	900	59,436
PerkinElmer, Inc.	12,300	289,788
ResMed, Inc. (a)	1,356	51,948
Respironics, Inc. (a)	460	17,052
Somanetics Corp. (a)	610	19,520
STERIS Corp.	940	23,519
Sybron Dental Specialties, Inc. (a)	480	19,109
Thermo Electron Corp. (a)	26,960	812,305
Varian Medical Systems, Inc. (a)	14,720	741,005
Varian, Inc. (a)	200	7,958
Viasys Healthcare, Inc. (a)	330	8,481
Vital Signs, Inc.	160	6,851
Waters Corp. (a)	910	34,398
		4,595,870
Health Care Providers & Services—1.9%
Advisory Board Co. (a)	155	7,389
Aetna, Inc.	11,486	1,083,245
Allion Healthcare, Inc. (a)	597	6,955
Apria Healthcare Group, Inc. (a)	184	4,436

See Accompanying Notes to Financial Statements.

	Shares	Value
Caremark Rx, Inc. (a)	10,890	$563,993
Centene Corp. (a)	1,600	42,064
Cerner Corp. (a)	490	44,546
CIGNA Corp.	5,602	625,743
Community Health Systems, Inc. (a)	1,970	75,530
Coventry Health Care, Inc. (a)	1,725	98,256
Cross Country Healthcare, Inc. (a)	870	15,469
DaVita, Inc. (a)	1,640	83,050
Genesis HealthCare Corp. (a)	450	16,434
Gentiva Health Services, Inc. (a)	920	13,561
Health Management Associates, Inc., Class A	1,290	28,328
HealthExtras, Inc. (a)	814	20,431
Henry Schein, Inc. (a)	780	34,039
Hooper Holmes, Inc.	1,490	3,800
Humana, Inc. (a)	1,290	70,086
Kindred Healthcare, Inc. (a)	800	20,608
Laboratory Corp. of America Holdings (a)	1,120	60,312
LifePoint Hospitals, Inc. (a)	310	11,625
Lincare Holdings, Inc. (a)	450	18,859
Medco Health Solutions, Inc. (a)	580	32,364
Owens & Minor, Inc.	400	11,012
PAREXEL International Corp. (a)	740	14,992
Pediatrix Medical Group, Inc. (a)	570	50,485
PRA International (a)	475	13,371
Psychiatric Solutions, Inc. (a)	278	16,330
Quest Diagnostics, Inc.	630	32,432
Res-Care, Inc. (a)	810	14,070
Rhoen-Klinikum AG	7,908	300,997
Symbion, Inc. (a)	510	11,730
United Surgical Partners International, Inc. (a)	1,300	41,795
UnitedHealth Group, Inc.	20,430	1,269,520
VCA Antech, Inc. (a)	2,814	79,355
		4,837,212
Pharmaceuticals—3.9%
Allergan, Inc.	700	75,572
AstraZeneca PLC, ADR	11,100	539,460
Endo Pharmaceuticals Holdings, Inc. (a)	1,478	44,724
Forest Laboratories, Inc. (a)	740	30,103
GlaxoSmithKline PLC	25,406	642,115
GlaxoSmithKline PLC, ADR	5,606	282,991
IVAX Corp. (a)	17,450	546,708
Johnson & Johnson	20,290	1,219,429
Medicis Pharmaceutical Corp., Class A	1,081	34,646
MGI Pharma, Inc. (a)	461	7,911
New River Pharmaceuticals, Inc. (a)	340	17,639
Novartis AG, ADR	30,481	1,599,643
Novartis AG, Registered Shares	9,733	$511,445
Novo-Nordisk A/S, Class B	8,732	491,192
Par Pharmaceutical Companies, Inc. (a)	680	21,311
Penwest Pharmaceuticals Co. (a)	851	16,612
Pfizer, Inc.	29,211	681,201
Roche Hldgs Ltd., ADR	7,600	568,860
Salix Pharmaceuticals Ltd. (a)	850	14,943
Sanofi-Aventis	5,441	476,678
Sanofi-Aventis, ADR	12,300	539,970
Shire Pharmaceuticals Group PLC, ADR	2,740	106,285
Takeda Pharmaceutical Co., Ltd.	8,100	438,191
Teva Pharmaceutical Industries Ltd., ADR	20,730	891,597
		9,799,226
Industrials—8.3%
Aerospace & Defense—1.4%
AAR Corp. (a)	840	20,118
Armor Holdings, Inc. (a)	850	36,253
BE Aerospace, Inc. (a)	630	13,860
DRS Technologies, Inc.	140	7,199
Esterline Technologies Corp. (a)	580	21,570
General Dynamics Corp.	4,706	536,719
Goodrich Corp.	15,800	649,380
Kaman Corp., Class A	350	6,892
L-3 Communications Holdings, Inc.	750	55,763
Moog, Inc., Class A (a)	200	5,676
Northrop Grumman Corp.	800	48,088
Precision Castparts Corp.	690	35,749
Rockwell Collins, Inc.	1,590	73,887
Rolls-Royce Group PLC (a)	61,100	449,399
Teledyne Technologies, Inc. (a)	540	15,714
United Technologies Corp.	27,762	1,552,173
		3,528,440
Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	1,740	64,432
HUB Group, Inc., Class A (a)	1,214	42,915
Ryder System, Inc.	270	11,076
UTI Worldwide, Inc.	981	91,076
		209,499
Airlines—0.0%
AirTran Holdings, Inc. (a)	1,630	26,129
JetBlue Airways Corp. (a)	555	8,536
MAIR Holdings, Inc. (a)	258	1,215
Republic Airways Holdings, Inc. (a)	490	7,448
Skywest, Inc.	630	16,922
Southwest Airlines Co.	2,920	47,975
		108,225

See Accompanying Notes to Financial Statements.

	Shares	Value
Building Products—0.2%
American Standard Companies, Inc.	11,200	$447,440
Lennox International, Inc.	390	10,998
NCI Building Systems, Inc. (a)	530	22,514
		480,952
Commercial Services & Supplies—0.4%
ABM Industries, Inc.	630	12,316
ARAMARK Corp., Class B	1,100	30,558
Avery Dennison Corp.	575	31,780
Casella Waste Systems, Inc., Class A (a)	1,320	16,883
CBIZ, Inc. (a)	790	4,756
ChoicePoint, Inc. (a)	1,680	74,777
Cintas Corp.	710	29,238
Consolidated Graphics, Inc. (a)	590	27,931
Corporate Executive Board Co.	1,360	121,992
CoStar Group, Inc. (a)	160	6,907
Healthcare Services Group, Inc.	736	15,243
Korn/Ferry International (a)	2,135	39,903
Labor Ready, Inc. (a)	1,103	22,964
Manpower, Inc.	600	27,900
Nam Tai Electronics, Inc.	310	6,975
NCO Group, Inc. (a)	550	9,306
Nichii Gakkan Co.	14,600	371,391
Pitney Bowes, Inc.	700	29,575
Resources Connection, Inc. (a)	660	17,200
Robert Half International, Inc.	2,770	104,955
Senomyx, Inc. (a)	898	10,884
Sourcecorp, Inc. (a)	400	9,592
TeleTech Holdings, Inc. (a)	1,240	14,942
United Stationers, Inc. (a)	280	13,580
Waste Connections, Inc. (a)	1,090	37,561
		1,089,109
Construction & Engineering—0.3%
Bilfinger Berger AG	8,036	383,407
EMCOR Group, Inc. (a)	200	13,506
Fluor Corp.	400	30,904
Foster Wheeler Ltd. (a)	7,900	290,562
Jacobs Engineering Group, Inc. (a)	1,025	69,567
KHD Humboldt Wedag International Ltd. (a)	1,220	27,023
Washington Group International, Inc.	380	20,128
		835,097
Electrical Equipment—1.0%
ABB Ltd. (a)	46,000	446,330
Cooper Industries Ltd., Class A	600	43,800
Emerson Electric Co.	7,400	552,780
Evergreen Solar, Inc. (a)	1,220	12,993
Genlyte Group, Inc. (a)	450	24,106
Rockwell Automation, Inc.	15,460	914,614
Roper Industries, Inc.	420	16,594
Vestas Wind Systems A/S (a)	34,863	572,568
Woodward Governor Co.	220	18,922
		2,602,707
Industrial Conglomerates—1.8%
General Electric Co.	91,196	$3,196,420
Siemens AG, Registered Shares	7,947	681,172
Textron, Inc.	7,859	604,986
Walter Industries, Inc.	180	8,949
		4,491,527
Machinery—1.9%
Actuant Corp., Class A	260	14,508
Atlas Copco AB, Class A	16,264	362,355
Briggs & Stratton Corp.	210	8,146
Bucyrus International, Inc., Class A	240	12,648
Caterpillar, Inc.	20,200	1,166,954
Dover Corp.	1,200	48,588
Eaton Corp.	6,891	462,317
EnPro Industries, Inc. (a)	630	16,979
ESCO Technologies, Inc. (a)	101	4,493
Harsco Corp.	850	57,383
Ingersoll-Rand Co., Ltd., Class A	13,400	540,958
ITT Industries, Inc.	6,480	666,274
JLG Industries, Inc.	430	19,634
Joy Global, Inc.	2,365	94,600
Kadant, Inc. (a)	282	5,217
Kennametal, Inc.	800	40,832
Manitowoc Co., Inc.	280	14,062
Mitsubishi Heavy Industries, Ltd.	110,000	485,013
Parker Hannifin Corp.	700	46,172
Sandvik AB	11,681	544,020
Terex Corp. (a)	1,280	76,032
Wabtec Corp.	1,870	50,303
		4,737,488
Road & Rail—0.9%
Burlington Northern Santa Fe Corp.	12,400	878,168
Canadian National Railway Co.	5,900	471,941
Dollar Thrifty Automotive Group, Inc. (a)	200	7,214
East Japan Railway Co.	99	680,790
Florida East Coast Industries, Inc.	31	1,314
Landstar System, Inc.	1,081	45,121
Norfolk Southern Corp.	1,025	45,951
Swift Transportation Co., Inc. (a)	238	4,831
Werner Enterprises, Inc.	1,250	24,625
		2,159,955
Trading Companies & Distributors—0.3%
Hughes Supply, Inc.	310	11,114
Mitsubishi Corp.	27,800	615,237
United Rentals, Inc. (a)	1,300	30,407
Watsco, Inc.	700	41,867
		698,625
Information Technology—9.4%
Communications Equipment—1.1%
ADTRAN, Inc.	540	16,060
Anaren, Inc. (a)	1,083	16,927

See Accompanying Notes to Financial Statements.

	Shares	Value
Atheros Communications, Inc. (a)	1,301	$16,913
AudioCodes Ltd. (a)	1,790	19,869
Avocent Corp. (a)	610	16,586
Belden CDT, Inc.	380	9,283
Black Box Corp.	240	11,371
Cisco Systems, Inc. (a)	22,580	386,570
Comverse Technology, Inc. (a)	3,130	83,227
Corning, Inc. (a)	12,630	248,306
Dycom Industries, Inc. (a)	760	16,720
Emulex Corp. (a)	310	6,135
F5 Networks, Inc. (a)	710	40,605
Harris Corp.	570	24,516
Juniper Networks, Inc. (a)	6,140	136,922
Motorola, Inc.	35,890	810,755
NICE Systems Ltd., ADR (a)	470	22,635
Packeteer, Inc. (a)	1,400	10,878
Plantronics, Inc.	290	8,207
QUALCOMM, Inc.	14,170	610,443
Telefonaktiebolaget LM Ericsson, Class B	84,882	291,683
Tollgrade Communications, Inc. (a)	640	6,995
		2,811,606
Computers & Peripherals—1.6%
Apple Computer, Inc. (a)	6,820	490,290
Dell, Inc. (a)	3,700	110,963
Electronics for Imaging, Inc. (a)	620	16,498
EMC Corp. (a)	49,560	675,007
Hewlett-Packard Co.	32,660	935,056
Hutchinson Technology, Inc. (a)	340	9,673
Imation Corp.	310	14,282
Intergraph Corp. (a)	230	11,456
International Business Machines Corp.	18,825	1,547,415
M-Systems Flash Disk Pioneers Ltd. (a)	530	17,554
Neoware Systems, Inc. (a)	636	14,819
SanDisk Corp. (a)	620	38,948
Stratasys, Inc. (a)	570	14,256
		3,896,217
Electronic Equipment & Instruments—0.7%
Agilent Technologies, Inc. (a)	8,700	289,623
Agilysys, Inc.	490	8,928
Anixter International, Inc.	1,190	46,553
Arrow Electronics, Inc. (a)	1,700	54,451
AU Optronics Corp., ADR	35,117	527,106
Benchmark Electronics, Inc. (a)	500	16,815
Brightpoint, Inc. (a)	1,180	32,721
Daktronics, Inc.	1,050	31,048
Global Imaging Systems, Inc. (a)	747	25,869
Hoya Corp.	10,000	359,520
Ingram Micro, Inc., Class A (a)	1,900	37,867
Itron, Inc. (a)	950	38,038
Mettler-Toledo International, Inc. (a)	900	49,680
MTS Systems Corp.	440	15,242
Plexus Corp. (a)	1,800	$40,932
Tektronix, Inc.	1,200	33,852
Trimble Navigation Ltd. (a)	1,270	45,072
TTM Technologies, Inc. (a)	1,910	17,954
Vishay Intertechnology, Inc. (a)	1,330	18,301
		1,689,572
Internet Software & Services—1.2%
Akamai Technologies, Inc. (a)	14,000	279,020
aQuantive, Inc. (a)	900	22,716
CNET Networks, Inc. (a)	930	13,662
Digital River, Inc. (a)	470	13,978
Digitas, Inc. (a)	3,010	37,685
EarthLink, Inc. (a)	1,104	12,266
Equinix, Inc. (a)	120	4,891
Google, Inc., Class A (a)	3,370	1,398,078
Keynote Systems, Inc. (a)	294	3,778
Openwave Systems, Inc. (a)	510	8,910
Secure Computing Corp. (a)	2,050	25,133
ValueClick, Inc. (a)	1,010	18,291
VeriSign, Inc. (a)	2,060	45,155
Yahoo!, Inc. (a)	28,180	1,104,092
		2,987,655
IT Services—0.2%
Acxiom Corp.	880	20,240
Affiliated Computer Services, Inc., Class A (a)	560	33,141
Alliance Data Systems Corp. (a)	1,960	69,776
Anteon International Corp. (a)	670	36,414
Cognizant Technology Solutions Corp., Class A (a)	1,630	82,070
Euronet Worldwide, Inc. (a)	630	17,514
Fiserv, Inc. (a)	680	29,424
Global Payments, Inc.	1,160	54,068
MAXIMUS, Inc.	270	9,906
MPS Group, Inc. (a)	4,961	67,817
MTC Technologies, Inc. (a)	420	11,500
Paychex, Inc.	1,510	57,561
TALX Corp.	200	9,142
		498,573
Semiconductors & Semiconductor Equipment—2.5%
Advanced Energy Industries, Inc. (a)	520	6,152
Advanced Micro Devices, Inc. (a)	1,020	31,212
Asyst Technologies, Inc. (a)	137	784
ATI Technologies, Inc. (a)	1,400	23,786
ATMI, Inc. (a)	410	11,468
Broadcom Corp., Class A (a)	15,760	743,084
Brooks Automation, Inc. (a)	540	6,766
Cymer, Inc. (a)	990	35,155
Cypress Semiconductor Corp. (a)	1,300	18,525
Entegris, Inc. (a)	2,140	20,159
Exar Corp. (a)	760	9,515
Fairchild Semiconductor International, Inc. (a)	1,670	28,240
Intel Corp.	52,558	1,311,848

See Accompanying Notes to Financial Statements.

	Shares	Value
Intersil Corp., Class A	1,470	$36,574
KLA-Tencor Corp.	600	29,598
Lam Research Corp. (a)	19,600	699,328
Marvell Technology Group Ltd. (a)	1,820	102,084
MEMC Electronic Materials, Inc. (a)	22,440	497,495
Microchip Technology, Inc.	11,760	378,084
Microsemi Corp. (a)	1,555	43,011
National Semiconductor Corp.	6,670	173,286
Nikon Corp.	41,000	646,975
NVIDIA Corp. (a)	970	35,463
Samsung Electronics Co., Ltd., GDR (b)	1,411	464,924
Sigmatel, Inc. (a)	320	4,192
Silicon Laboratories, Inc. (a)	680	24,929
SiRF Technology Holdings, Inc. (a)	1,120	33,376
Standard Microsystems Corp. (a)	670	19,222
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	30,700	304,237
Tessera Technologies, Inc. (a)	1,090	28,176
Texas Instruments, Inc.	13,730	440,321
Varian Semiconductor Equipment Associates, Inc. (a)	860	37,780
Virage Logic Corp. (a)	2,080	20,550
		6,266,299
Software—2.1%
Activision, Inc. (a)	1,466	20,143
Amdocs Ltd. (a)	1,410	38,775
American Reprographics Co. (a)	504	12,807
ANSYS, Inc. (a)	740	31,591
Autodesk, Inc.	7,832	336,384
Cadence Design Systems, Inc. (a)	1,000	16,920
Captaris, Inc. (a)	1,550	5,720
Check Point Software Technologies Ltd. (a)	1,880	37,788
Citrix Systems, Inc. (a)	2,380	68,496
Electronic Arts, Inc. (a)	300	15,693
Epicor Software Corp. (a)	1,390	19,641
Hyperion Solutions Corp. (a)	2,304	82,529
Internet Security Systems, Inc. (a)	710	14,875
Kronos, Inc. (a)	370	15,488
Lawson Software, Inc. (a)	1,840	13,524
Macrovision Corp. (a)	380	6,357
McAfee, Inc. (a)	15,580	422,685
Mercury Interactive Corp. (a)	1,040	28,902
Micros Systems, Inc. (a)	230	11,114
Microsoft Corp.	86,360	2,258,314
MicroStrategy, Inc., Class A, (a)	90	7,447
MSC.Software Corp. (a)	990	16,830
NAVTEQ (a)	9,008	395,181
Open Solutions, Inc. (a)	960	22,003
Oracle Corp. (a)	22,630	276,312
Parametric Technology Corp. (a)	2,270	13,847
Phoenix Technologies Ltd. (a)	1,070	6,698
PLATO Learning, Inc. (a)	580	$4,605
Progress Software Corp. (a)	1,290	36,610
Quest Software, Inc. (a)	1,520	22,177
RSA Security, Inc. (a)	880	9,882
SAP AG	1,587	287,765
SAP AG, ADR	17,190	774,753
SeaChange International, Inc. (a)	310	2,449
Sybase, Inc. (a)	640	13,990
Synopsys, Inc. (a)	700	14,042
Transaction Systems Architects, Inc., Class A (a)	740	21,305
		5,383,642
Materials—3.1%
Chemicals—2.2%
Air Products & Chemicals, Inc.	16,665	986,401
Airgas, Inc.	680	22,372
Ashland, Inc.	500	28,950
Celanese Corp., Series A	2,100	40,152
Cytec Industries, Inc.	1,050	50,012
E.I. du Pont de Nemours & Co.	7,200	306,000
Eastman Chemical Co.	500	25,795
Ecolab, Inc.	910	33,006
Engelhard Corp.	1,100	33,165
H.B. Fuller Co.	520	16,676
Kaneka Corp.	43,000	519,566
Linde AG	9,017	702,110
Lubrizol Corp.	1,300	56,459
Minerals Technologies, Inc.	270	15,090
Monsanto Co.	6,480	502,394
Nalco Holding Co. (a)	1,800	31,878
Potash Corp. of Saskatchewan, Inc.	1,480	118,726
PPG Industries, Inc.	3,518	203,692
Praxair, Inc.	16,910	895,554
Rohm and Haas Co.	9,300	450,306
Schulman (A.), Inc.	700	15,064
Sensient Technologies Corp.	450	8,055
Shin-Etsu Chemical Co., Ltd.	7,400	393,420
Stepan Co.	380	10,218
Symyx Technologies, Inc. (a)	1,430	39,025
		5,504,086
Construction Materials—0.3%
Cemex SA de CV, ADR	730	43,311
Eagle Materials, Inc.	710	86,875
Holcim Ltd., Registered Shares	11,140	758,746
Martin Marietta Materials, Inc.	475	36,442
		925,374
Containers & Packaging—0.2%
AptarGroup, Inc.	260	13,572
Bemis Co., Inc.	1,600	44,592
Crown Holdings, Inc. (a)	17,200	335,916
Greif, Inc., Class A	440	29,163
		423,243

See Accompanying Notes to Financial Statements.

	Shares	Value
Metals & Mining—0.4%
Allegheny Technologies, Inc.	960	$34,637
Alumina Ltd., ADR	1,375	30,016
AMCOL International Corp.	410	8,413
Carpenter Technology Corp.	280	19,732
Cleveland-Cliffs, Inc.	140	12,400
Freeport-McMoRan Copper & Gold, Inc., Class B	1,800	96,840
Inco Ltd.	700	30,499
Metal Management, Inc.	570	13,258
Nucor Corp.	4,100	273,552
Phelps Dodge Corp.	440	63,303
Reliance Steel & Aluminum Co.	170	10,390
Rio Tinto PLC	700	127,953
Royal Gold, Inc.	260	9,030
RTI International Metals, Inc. (a)	400	15,180
United States Steel Corp.	5,600	269,192
Worthington Industries, Inc.	1,050	20,170
		1,034,565
Paper & Forest Products—0.0%
Glatfelter	1,040	14,758
Mercer International, Inc. (a)	1,350	10,611
		25,369
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.0%
AT&T, Inc.	26,854	657,654
BellSouth Corp.	15,749	426,798
North Pittsburgh Systems, Inc.	470	8,869
TALK America Holdings, Inc. (a)	469	4,047
Tekelec (a)	540	7,506
Telefonica SA	19,918	299,714
Telenor ASA	54,159	531,616
Verizon Communications, Inc.	21,399	644,538
		2,580,742
Wireless Telecommunication Services—-0.6%
American Tower Corp., Class A (a)	15,697	425,389
Cosmote Mobile Telecommunications SA	13,510	300,376
Crown Castle International Corp. (a)	2,350	63,239
Dobson Communications Corp., Class A (a)	3,170	23,775
Millicom International Cellular SA (a)	3,136	84,170
NII Holdings, Inc. (a)	1,380	60,278
NTT DoCoMo, Inc.	277	422,775
SBA Communications Corp., Class A (a)	1,253	22,429
Telephone & Data Systems, Inc.	1,100	39,633
Telephone & Data Systems, Inc., Special Shares	1,100	38,071
VimpelCom, ADR (a)	610	26,980
		1,507,115
Utilities—1.7%
Electric Utilities—1.1%
ALLETE, Inc.	270	$11,880
Central Vermont Public Service Corp.	660	11,886
Edison International	13,100	571,291
El Paso Electric Co. (a)	750	15,780
Entergy Corp.	9,829	674,761
Exelon Corp.	17,281	918,312
FPL Group, Inc.	8,694	361,323
Hawaiian Electric Industries, Inc.	1,100	28,490
Maine & Maritimes Corp.	150	2,322
MGE Energy, Inc.	260	8,817
Otter Tail Corp.	380	11,012
PPL Corp.	1,000	29,400
Puget Energy, Inc.	650	13,273
		2,658,547
Gas Utilities—0.0%
AGL Resources, Inc.	1,200	41,772
Cascade Natural Gas Corp.	280	5,463
Energen Corp.	870	31,598
Northwest Natural Gas Co.	220	7,520
WGL Holdings, Inc.	230	6,914
		93,267
Independent Power Producers & Energy Traders—0.2%
AES Corp. (a)	6,790	107,486
Constellation Energy Group, Inc.	775	44,640
TXU Corp.	5,218	261,891
		414,017
Multi-Utilities—0.4%
CH Energy Group, Inc.	450	20,655
Dominion Resources, Inc.	3,914	302,161
Energy East Corp.	1,300	29,640
PG&E Corp.	16,611	616,600
Sempra Energy	900	40,356
		1,009,412
Total Common Stocks (cost of $134,870,524)		159,188,781
	Par
CORPORATE FIXED-INCOME BONDS & NOTES—11.2%

Basic Materials—0.4%

Chemicals—0.1%
Airgas, Inc.
9.125% 10/01/11	$75,000	79,875
EquiStar Chemicals LP
10.125% 09/01/08	60,000	65,100
10.625% 05/01/11	15,000	16,500
Nalco Co.
7.750% 11/15/11	90,000	92,362
NOVA Chemicals Corp.
6.500% 01/15/12	55,000	53,213
		307,050

See Accompanying Notes to Financial Statements.

	Par	Value
Forest Products & Paper—0.1%
Boise Cascade LLC
7.125% 10/15/14	$125,000	$116,875
International Paper Co.
4.250% 01/15/09	200,000	193,866
		310,741
Iron/Steel—0.1%
Russel Metals, Inc.
6.375% 03/01/14	80,000	77,400
United States Steel Corp.
9.750% 05/15/10	25,000	27,188
		104,588
Metals & Mining—0.1%
Alcan, Inc.
4.500% 05/15/13	300,000	285,609

Communications—1.3%

Media—0.5%
Dex Media West LLC
9.875% 08/15/13	55,000	60,981
DirecTV Holdings LLC
6.375% 06/15/15	10,000	9,800
8.375% 03/15/13	90,000	97,200
EchoStar DBS Corp.
6.625% 10/01/14	65,000	62,562
Emmis Operating Co.
6.875% 05/15/12	55,000	54,313
Jones Intercable, Inc.
7.625% 04/15/08	350,000	369,068
LIN Television Corp.
6.500% 05/15/13	110,000	105,600
R.H. Donnelley Finance Corp.
10.875% 12/15/12 (b)	130,000	147,550
Rogers Cable, Inc.
6.250% 06/15/13	120,000	117,600
7.875% 05/01/12	30,000	32,100
Time Warner, Inc.
6.625% 05/15/29	300,000	300,549
		1,357,323
Telecommunication Services—0.8%
Citizens Communications Co.
9.000% 08/15/31	55,000	55,825
Deutsche Telekom International Finance
8.500% 06/15/10	275,000	306,804
New Cingular Wireless Services, Inc.
8.750% 03/01/31	150,000	198,661
Nextel Communications, Inc.
7.375% 08/01/15	80,000	84,382
Qwest Corp.
8.875% 03/15/12	85,000	95,413
Rogers Wireless, Inc.
7.500% 03/15/15	$70,000	$75,600
8.000% 12/15/12	95,000	100,700
Sprint Capital Corp.
6.875% 11/15/28	200,000	219,254
Verizon Global Funding Corp.
7.750% 12/01/30	475,000	565,112
Vodafone Group PLC
7.750% 02/15/10	150,000	164,504
		1,866,255
Consumer Cyclical—1.4%

Airlines—0.3%
United Airlines, Inc.
7.032% 10/01/10 (c)	521,147	518,541
9.200% 03/22/08 (c)	507,021	329,563
		848,104
Auto Manufacturers—0.1%
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	150,000	181,740
Navistar International Corp.
7.500% 06/15/11	45,000	42,750
		224,490
Auto Parts & Equipment—0.0%
Accuride Corp.
8.500% 02/01/15	55,000	54,175
TRW Automotive, Inc.
9.375% 02/15/13	40,000	43,300
		97,475
Entertainment—0.1%
Cinemark USA, Inc.
9.000% 02/01/13	110,000	116,050
Warner Music Group
7.375% 04/15/14	75,000	74,813
		190,863
Home Builders—0.1%
Beazer Homes USA, Inc.
6.875% 07/15/15	65,000	62,400
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	40,000	37,900
6.375% 12/15/14 30,000 28,200
6.500% 01/15/14	50,000	47,750
KB Home
8.625% 12/15/08	100,000	105,000
		281,250
Home Furnishings—0.0%
Sealy Mattress Co.
8.250% 06/15/14	65,000	66,950

Leisure Time—0.2%
Leslie’s Poolmart
7.750% 02/01/13	65,000	65,162

See Accompanying Notes to Financial Statements.

	Par	Value
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	$50,000	$52,688
8.750% 02/02/11	130,000	146,900
Speedway Motorsports, Inc.
6.750% 06/01/13	110,000	111,375
		376,125
Lodging—0.3%
Caesars Entertainment, Inc.
7.875% 03/15/10	20,000	21,450
9.375% 02/15/07	25,000	26,031
CCM Merger, Inc.
8.000% 08/01/13 (b)	65,000	62,562
Chukchansi Economic
Development Authority
8.000% 11/15/13(b)	35,000	35,788
Kerzner International Ltd.
6.750% 10/01/15(b)	40,000	38,800
MGM Mirage
6.000% 10/01/09	85,000	84,575
8.500% 09/15/10	140,000	151,900
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	110,000	121,275
Station Casinos, Inc.
6.500% 02/01/14	25,000	25,313
Wynn Las Vegas LLC
6.625% 12/01/14	115,000	112,125
		679,819
Retail—0.3%
AutoNation, Inc.
9.000% 08/01/08	105,000	112,612
Couche-Tard
7.500% 12/15/13	105,000	107,625
Domino’s, Inc.
8.250% 07/01/11	75,000	78,000
Group 1 Automotive, Inc.
8.250% 08/15/13	55,000	52,113
Suburban Propane Partners LP/Suburban Energy Finance Corp.
6.875% 12/15/13	25,000	23,250
Wal-Mart Stores, Inc.
4.000% 01/15/10	400,000	387,116
		760,716
Consumer Non-Cyclical—1.5%

Beverages—0.2%
Constellation Brands, Inc.
8.125% 01/15/12	75,000	78,562
Cott Beverages, Inc.
8.000% 12/15/11	145,000	148,625
Diageo Capital PLC
3.375% 03/20/08	375,000	362,970
		590,157
Commercial Services—0.2%
Corrections Corp. of America
6.250% 03/15/13	$30,000	$29,700
7.500% 05/01/11	155,000	159,650
Iron Mountain, Inc.
7.750% 01/15/15	10,000	10,100
8.625% 04/01/13	100,000	104,500
Mac-Gray Corp.
7.625% 08/15/15	65,000	66,138
Stewart Enterprises, Inc.
6.250% 02/15/13 (b)	65,000	62,400
United Rentals, Inc.
7.750% 11/15/13	60,000	58,500
		490,988
Cosmetics/Personal Care—0.1%
Procter & Gamble Co.
4.750% 06/15/07	350,000	350,119

Food—0.3%
Del Monte Corp.
6.750% 02/15/15	90,000	87,750
General Mills, Inc.
2.625% 10/24/06	325,000	319,153
Kroger Co.
6.200% 06/15/12	300,000	307,446
		714,349
Healthcare Products—0.1%
Baxter FinCo BV
4.750% 10/15/10 (b)	275,000	270,479

Healthcare Services—0.5%
Community Health Systems
6.500% 12/15/12	25,000	24,438
Coventry Health Care, Inc.
5.875% 01/15/12	115,000	115,431
Extendicare Health Services, Inc.
6.875% 05/01/14	50,000	48,625
9.500% 07/01/10	15,000	15,956
Fisher Scientific International, Inc.
6.750% 08/15/14	145,000	151,887
HCA, Inc.
6.950% 05/01/12	225,000	233,176
Select Medical Corp.
7.625% 02/01/15 (b)	60,000	58,050
Triad Hospitals, Inc.
7.000% 05/15/12	125,000	127,813
7.000% 11/15/13	45,000	45,225
UnitedHealth Group, Inc.
3.375% 08/15/07	400,000	390,744
		1,211,345
Household Products/Wares—0.0%
Scotts Co.
6.625% 11/15/13	50,000	50,875

Pharmaceuticals—0.1%
AmerisourceBergen Corp.
5.625% 09/15/12 (b)	60,000	59,850

See Accompanying Notes to Financial Statements.

	Par	Value
Mylan Laboratories, Inc.
6.375% 08/15/15 (b)	$45,000	$45,113
Omnicare, Inc.
6.750% 12/15/13	20,000	20,325
6.875% 12/15/15	20,000	20,425
		145,713
Energy—0.9%
Coal—0.2%
Arch Western Finance LLC
6.750% 07/01/13	140,000	141,750
Massey Energy Co.
6.875% 12/15/13 (b)	50,000	50,250
Peabody Energy Corp.
6.875% 03/15/13	225,000	234,281
		426,281
Oil & Gas—0.4%
Chesapeake Energy Corp.
6.375% 06/15/15	100,000	100,000
Compton Petroleum Corp.
7.625% 12/01/13 (b)	35,000	35,350
Devon Energy Corp.
7.950% 04/15/32	250,000	321,660
Marathon Oil Corp.
6.800% 03/15/32	250,000	288,707
Pogo Producing Co.
6.625% 03/15/15	85,000	82,875
Pride International, Inc.
7.375% 07/15/14	85,000	91,588
Tesoro Corp.
6.625% 11/01/15 (b)	35,000	35,175
		955,355
Oil & Gas Services—0.1%
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	85,000	82,875
Universal Compression, Inc.
7.250% 05/15/10	100,000	101,625
		184,500
Pipelines—0.2%
Atlas Pipeline Partners LP
8.125% 12/15/15 (b)	25,000	25,313
Colorado Interstate Gas Co.
6.800% 11/15/15 (b)	50,000	50,187
Kinder Morgan Energy Partners LP
7.300% 08/15/33	325,000	366,385
MarkWest Energy Partners LP
6.875% 11/01/14 (b)	75,000	69,000
Williams Companies, Inc.
6.375% 10/01/10 (b) 5,000 5,013
8.125% 03/15/12	130,000	141,700
		657,598
Financials—3.4%

Banks—1.0%
HSBC Capital Funding LP
9.547% 12/31/49 (b)(d)	$550,000	$643,538
Rabobank Capital Funding II
5.260% 12/31/49(b)(d)	550,000	545,297
Wachovia Corp.
4.875% 02/15/14	550,000	538,511
Wells Fargo & Co.
4.520% 03/10/08 (d)	700,000	700,350
		2,427,696
Diversified Financial Services—1.9%
American Express Credit Corp.
3.000% 05/16/08	375,000	359,689
Capital One Bank
4.875% 05/15/08	190,000	189,227
Caterpillar Financial Services Corp.
3.625% 11/15/07	250,000	244,370
Citicorp
8.040% 12/15/19 (b)	1,075,000	1,295,773
Countrywide Home Loans, Inc.
2.875% 02/15/07	300,000	293,187
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	350,000	347,487
E*Trade Financial Corp.
7.375% 09/15/13 (b)	55,000	55,687
Goldman Sachs Group, Inc.
6.345% 02/15/34	325,000	339,271
JPMorgan Chase Capital XV
5.875% 03/15/35	425,000	424,154
LaBranche & Co., Inc.
11.000% 05/15/12	5,000	5,550
Merrill Lynch & Co., Inc.
4.125% 01/15/09	375,000	366,596
Morgan Stanley
6.750% 04/15/11	360,000	387,486
SLM Corp.
5.125% 08/27/12	525,000	524,811
		4,833,288
Insurance—0.3%
American International Group, Inc.
2.875% 05/15/08	575,000	548,855
Prudential Insurance Co. of America
7.650% 07/01/07 (b)	325,000	338,071
		886,926
Real Estate Investment Trusts—0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	350,000	365,761
Host Marriott LP
6.375% 03/15/15	60,000	59,925
		425,686

See Accompanying Notes to Financial Statements.

	Par	Value
Industrials—1.4%

Aerospace & Defense—0.2%
L-3 Communications Corp.
6.375% 10/15/15 (b)	$15,000	$15,037
Raytheon Co.
8.300% 03/01/10	325,000	363,724
Sequa Corp.
9.000% 08/01/09	30,000	31,950
TransDigm, Inc.
8.375% 07/15/11	50,000	52,500
		463,211
Auto Manufacturers—0.1%
Ford Motor Credit Co.
7.375% 10/28/09	425,000	376,945

Environmental Control—0.2%
Allied Waste North America, Inc.
6.375% 04/15/11	40,000	38,800
Waste Management, Inc.
7.375% 08/01/10	350,000	380,306
		419,106
Machinery—0.1%
John Deere Capital Corp.
4.625% 04/15/09	350,000	346,392

Machinery-Diversified—0.1%
Manitowoc Co., Inc.
7.125% 11/01/13	85,000	87,338
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	115,000	116,725
		204,063
Miscellaneous Manufacturing—0.3%
Bombardier, Inc.
6.300% 05/01/14 (b)	45,000	39,375
General Electric Co.
5.000% 02/01/13	700,000	699,020
Trinity Industries, Inc.
6.500% 03/15/14	50,000	49,500
		787,895
Packaging & Containers—0.2%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15 (b)	45,000	46,575
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	25,000	24,250
Owens-Illinois, Inc.
7.500% 05/15/10	160,000	160,000
Silgan Holdings, Inc.
6.750% 11/15/13	140,000	139,300
Stone Container Finance
7.375% 07/15/14	40,000	36,400
		406,525
Transportation—0.2%
FedEx Corp.
7.530% 09/23/06	$117,156	$118,647
Overseas Shipholding Group
8.250% 03/15/13	115,000	121,037
Stena AB
7.500% 11/01/13	85,000	81,813
Teekay Shipping Corp.
8.875% 07/15/11	265,000	299,450
		620,947
Technology—0.2%
Computers—0.2%
International Business Machines Corp.
6.220% 08/01/27	305,000	332,176
Office/Business Equipment—0.0%
Xerox Corp.
7.125% 06/15/10	25,000	26,000

Utilities—0.7%
Electric—0.6%
AES Corp.
7.750% 03/01/14	150,000	157,312
CMS Energy Corp.
6.875% 12/15/15 20,000 20,200
8.500% 04/15/11	15,000	16,350
Exelon Generation Co.
6.950% 06/15/11	275,000	296,068
Mirant North America LLC
7.375% 12/31/13 (b)	45,000	45,563
MSW Energy Holdings LLC
7.375% 09/01/10	25,000	25,688
Nevada Power Co.
5.875% 01/15/15 55,000 54,636
6.500% 04/15/12	30,000	30,075
NorthWestern Corp.
5.875% 11/01/14	10,000	9,963
Scottish Power PLC
5.375% 03/15/15	350,000	349,517
TECO Energy, Inc.
6.750% 05/01/15 65,000 67,844
7.000% 05/01/12	45,000	47,362
Texas Genco LLC
6.875% 12/15/14 (b)	100,000	108,375
Virginia Electric & Power Co.
5.375% 02/01/07	425,000	426,555
		1,655,508
Gas—0.1%
Sempra Energy
4.750% 05/15/09	200,000	197,182
Total Corporate Fixed-Income Bonds & Notes (cost of $28,113,262)		28,214,663

See Accompanying Notes to Financial Statements.

	Par	Value
GOVERNMENT & AGENCY OBLIGATIONS—6.3%

Agency Obligations —1.6%
Federal Home Loan Bank System
2.250% 05/15/06 (e)	$100,000	$99,148
4.375% 09/11/09	1,300,000	1,282,000
Federal National Mortgage Association
6.625% 09/15/09	2,595,000	2,759,370
		4,140,518
Foreign Government Obligations—0.4%
Province of Quebec
7.000% 01/30/07	525,000	537,584
United Mexican States
7.500% 04/08/33	375,000	442,500
		980,084
U.S. Government Bonds & Notes —4.3%
U.S. Treasury Bonds
6.250% 08/15/23
7.250% 05/15/16	5,160,000	6,161,767
	3,735,000	4,586,173
		10,747,940
Total Government & Agency Obligations (cost of $15,833,396)		15,868,542

MORTGAGE-BACKED SECURITIES—7.6%
Federal Home Loan Mortgage Corp.
5.000% 08/01/20	4,225,960	4,184,244
5.500% 12/01/32	78,392	77,881
5.500% 10/01/35	391,140	387,636
5.500% 11/01/35	999,059	990,108
6.500% 12/01/10	30,796	31,629
6.500% 05/01/11	86,537	88,879
6.500% 06/01/11	366,767	376,694
6.500% 03/01/26	113,166	116,487
6.500% 06/01/26	125,898	129,592
6.500% 03/01/27	77,103	79,369
6.500% 09/01/28	147,430	151,708
6.500% 06/01/31	378,636	388,813
6.500% 07/01/31	33,746	34,675
7.000% 04/01/29	11,727	12,232
7.000% 08/01/31	18,580	19,357
7.500% 07/01/15	3,921	4,118
7.500% 01/01/30	18,734	19,664
8.000% 09/01/15	14,089	15,000
12.000% 07/01/20	85,951	93,878
Federal National Mortgage Association
5.000% 01/01/18	434,798	430,840
5.000% 06/01/18	3,081,578	3,053,038
5.000% 11/01/18	403,097	399,363
5.500% 05/01/16	40,824	41,124
5.500% 09/01/35	840,723	832,666
5.500% 10/01/35	989,192	979,712
5.500% 11/01/35	1,400,000	1,386,584
5.500% 12/01/35	2,088,000	2,067,990
6.000% 07/01/35	798,723	806,294
6.000% 04/01/16	$57,554	$58,833
6.000% 07/01/31	42,660	43,163
6.120% 10/01/08	227,458	220,399
6.500% 08/01/31	27,768	28,544
6.500% 12/01/31	365,800	376,015
7.000% 07/01/31	34,811	36,340
7.000% 07/01/32	20,017	20,889
7.000% 12/01/32	240,706	251,192
7.500% 09/01/15	17,731	18,646
7.500% 02/01/30	11,123	11,657
7.500% 08/01/31	49,029	51,363
8.000% 04/01/30	3,027	3,233
8.000% 05/01/30	14,427	15,411
Government National Mortgage Association
4.750% 07/20/25 (d)	32,053	32,231
6.000% 03/15/29	3,822	3,919
6.500% 05/15/13	55,291	57,124
6.500% 05/15/24	31,599	33,090
6.500% 04/15/29	33,278	34,824
6.500% 05/15/29	22,184	23,214
7.000% 11/15/13	5,686	5,934
7.000% 06/15/31	9,212	9,672
7.500% 09/15/29	14,654	15,420
8.000% 03/15/26	416,583	446,477
9.000% 12/15/17	4,720	5,103
Total Mortgage-Backed Securities (cost of $19,001,181)		19,002,268

ASSET-BACKED SECURITIES—3.4%
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	800,000	778,784
California Infrastructure
6.420% 12/26/09	1,200,000	1,226,520
Capital One Multi-Asset Execution Trust
3.650% 07/15/11	870,000	845,449
Chemical Bank Master Credit Card Trust I
5.980% 09/15/08	150,000	150,060
Citibank Credit Card Issuance Trust
2.900% 05/17/10	1,800,000	1,725,282
Consumer Funding LLC
5.430% 04/20/15	510,000	521,011
Green Tree Financial Corp.
6.870% 01/15/29	140,787	145,816
Navistar Financial Corp. Owner Trust
3.250% 10/15/10	1,700,000	1,664,623
Origen Manufactured Housing
3.380% 08/15/17	550,000	536,662
PG&E Energy Recovery Funding LLC
3.870% 06/25/11	660,000	648,549

See Accompanying Notes to Financial Statements.

	Par	Value
Providian Gateway Master Trust
3.350% 09/15/11(b)	$200,000	$194,852
Total Asset-Backed Securities (cost of $8,726,492)		8,437,608

COLLATERALIZED MORTGAGE OBLIGATIONS—2.2%
Agency—1.7%
Federal Home Loan Mortgage Corp.
4.500% 03/15/18	1,500,000	1,469,596
5.000% 12/15/15	641,057	640,983
Federal National Mortgage Association
5.000% 07/25/15	1,500,000	1,496,095
5.000% 12/25/15	615,000	613,144
		4,219,818
Non-Agency—0.5%
American Mortgage Trust
8.445% 09/27/22 (f)	15,679	9,407
Countrywide Alternative Loan Trust
5.250% 08/25/35	628,251	626,957
5.500% 10/25/35	668,800	670,452
Rural Housing Trust
6.330% 04/01/26	6,575	6,519
		1,313,335
Total Collateralized Mortgage Obligations (cost of $5,686,586)		5,533,153

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS—1.9%
First Union Chase Commercial Mortgage
6.645% 06/15/31	728,324	756,488
LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	3,750,000	3,977,325
Total Commercial Mortgage-Backed Obligations (cost of $4,634,215)		4,733,813

CONVERTIBLE PREFERRED STOCKS—0.1%
Financials—0.1%
Insurance—0.1%
XL Capital Ltd.	10,656	271,302
Materials—0.0%
Chemicals—0.0%
Celanese Corp. (a)	200	5,600
Total Convertible Preferred Stocks (cost of $273,200)		276,902
	Shares
PREFERRED STOCKS—0.0%
Consumer Discretionary—0.0%
Automobiles—0.0%
Rolls-Royce Group PLC	1,546,420	$2,661
Total Preferred Stocks (cost of $265,461)		2,661
INVESTMENT COMPANY—0.0%
iShares Nasdaq Biotechnology
Index Fund (a)	454	35,067
Total Investment Company (cost of $32,783)		35,067
CONVERTIBLE BONDS—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Lucent Technologies, Inc., Series B
2.750% 06/15/25	$20,000	20,475
Total Convertible Bonds (cost of $22,865)		20,475

SHORT-TERM OBLIGATIONS—4.0%
U.S. Government Obligations—0.1%
U.S. Treasury Bill
3.790% 03/16/06 (e)	325,000	322,468

REPURCHASE AGREEMENT—3.9%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by U.S. Treasury Bonds with various maturities to 02/15/21, market value of $10,140,824 (repurchase proceeds $9,922,725)	9,919,000	9,919,000
Total Short-Term Obligations (cost of $10,241,468)		10,241,468
Total Investments—99.9% (cost of $227,701,433) (g)		251,555,401
Other Assets & Liabilities, Net—0.1%		267,659
Net Assets—100.0%		$251,823,060

See Accompanying Notes to Financial Statements.

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities, which do not include any illiquid securities, amounted to $4,843,947, which represents 1.9% of net assets.

(c)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At December 31, 2005, the value of these securities amounted to $848,104, which represents 0.3% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(e)  Security pledged as collateral for open futures contracts.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Cost for federal income tax purposes is $229,433,205.

As of December 31, 2005, the Fund held the following open short futures contract:

Type	Contracts	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
2-Year U.S. Treasury Note	20	$4,103,750	$4,104,265	Mar-06	$515

As of December 31, 2005, the Fund held the following open long futures contract:

Type	Contracts	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
S&P 500 Index	17	$5,332,900	$5,375,511	Mar-06	$(42,611)

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	63.2%
Corporate Fixed-Income Bonds & Notes	11.2
Government & Agency Obligations	6.3
Mortgage-Backed Securities	7.6
Asset-Backed Securities	3.4
Collateralized Mortgage Obligations	2.2
Commercial Mortgage-Backed Obligations	1.9
Convertible Preferred Stocks	0.1
Preferred Stocks	0.0	*
Investment Company	0.0	*
Convertible Bonds	0.0	*
Short-Term Obligations	4.0
Other Assets & Liabilities, Net	0.1
	100.0%

* Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$227,701,433
Investments, at value	$251,555,401
Cash	38,763
Foreign currency (cost of $202,385)	202,293
Receivable for:
Investments sold	221,258
Fund shares sold	1,435
Interest	836,493
Dividends	429,830
Foreign tax reclaims	25,588
Expense reimbursement due from Investment Advisor	58,191
Deferred Trustees’ compensation plan	17,648
Other assets	849
Total Assets	253,387,749
Liabilities:
Payable for:
Investments purchased	592,646
Fund shares repurchased	675,432
Futures variation margin	20,962
Investment advisory fee	97,274
Administration fee	32,425
Transfer agent fee	42
Pricing and bookkeeping fees	18,019
Trustees’ fees	411
Audit fee	30,588
Custody fee	33,000
Reports to shareholders	30,083
Distribution fee-Class B	14,084
Chief compliance officer expenses	2,075
Deferred Trustees’ fees	17,648
Total Liabilities	1,564,689
Net Assets	$251,823,060
Composition of Net Assets:
Paid-in capital	$210,311,758
Undistributed net investment income	5,667,649
Accumulated net realized gain	12,032,727
Net unrealized appreciation (depreciation) on:
Investments	23,853,968
Foreign currency translations	(946)
Futures contracts	(42,096)
Net Assets	$251,823,060
Class A:
Net assets	$187,987,053
Shares outstanding	12,203,311
Net asset value per share	$15.40
Class B:
Net assets	$63,836,007
Shares outstanding	4,160,287
Net asset value per share	$15.34

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty Asset Allocation Fund, Variable Series
For the Year Ended Ended December 31, 2005

Investment Income:
Dividends	$3,132,359
Interest	4,847,603
Total Investment Income (net of foreign taxes withheld of $88,488)	7,979,962
Expenses:
Investment advisory fee	1,186,822
Administration fee	395,558
Distribution fee-Class B	162,600
Transfer agent fee	6,316
Pricing and bookkeeping fees	167,507
Trustees’ fees	13,930
Custody fee	198,235
Chief compliance officer expenses (See Note 4)	5,995
Non-recurring costs (See Note 7)	5,382
Other expenses	116,931
Total Expenses	2,259,276
Fees and expenses waived or reimbursed by Investment Advisor	(109,450)
Fees waived by Transfer Agent	(1,202)
Fees reimbursed by Distributor-Class B	(64,945)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(5,382)
Custody earnings credit	(2,084)
Net Expenses	2,076,213
Net Investment Income	5,903,749
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts:
Net realized gain (loss) on:
Investments	24,554,801
Foreign currency transactions	(152,439)
Futures contracts	5,444
Net realized loss on disposal of investments purchased in error (See Note 6)	—
Net realized gain	24,407,806
Net change in unrealized appreciation (depreciation) on:
Investments	(14,184,936)
Foreign currency translations	(5,544)
Futures contracts	(42,096)
Net change in unrealized appreciation (depreciation)	(14,232,576)
Net Gain	10,175,230
Net Increase in Net Assets from Operations	$16,078,979

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Asset Allocation Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$5,903,749	$6,422,298
Net realized gain on investments, foreign currency transactions and future contracts	24,407,806	15,365,115
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and future contracts	(14,232,576)	4,944,750
Net Increase from Operations	16,078,979	26,732,163
Distributions Declared to Shareholders:
From net investment income:
Class A	(5,242,940)	(5,346,117)
Class B	(1,594,792)	(1,442,518)
Total Distributions Declared to Shareholders	(6,837,732)	(6,788,635)
Share Transactions:
Class A:
Subscriptions	3,196,054	6,409,229
Distributions reinvested	5,242,941	5,346,117
Redemptions	(43,445,440)	(44,554,811)
Net Decrease	(35,006,445)	(32,799,465)
Class B:
Subscriptions	1,659,248	5,905,274
Distributions reinvested	1,594,792	1,442,518
Redemptions	(9,956,277)	(8,832,921)
Net Decrease	(6,702,237)	(1,485,129)
Net Decrease from Share Transactions	(41,708,682)	(34,284,594)
Total Decrease in Net Assets	(32,467,435)	(14,341,066)
Net Assets:
Beginning of period	284,290,495	298,631,561
End of period	$251,823,060	$284,290,495
Undistributed net investment income at end of period	$5,667,649	$6,460,071
Changes in Shares:
Class A:
Subscriptions	218,431	466,825
Issued for distributions reinvested	361,832	388,526
Redemptions	(2,949,930)	(3,219,247)
Net Decrease	(2,369,667)	(2,363,896)
Class B:
Subscriptions	113,441	428,294
Issued for distributions reinvested	110,366	105,063
Redemptions	(677,280)	(639,314)
Net Decrease	(453,473)	(105,957)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Asset Allocation Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Asset Allocation Fund, Variable Series (the “Fund”), a series of SteinRoe Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks high total investment return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in interest rate, index and foreign currency futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, except for certain securities for which income is not being accrued. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, market discount and paydown reclassifications, REIT adjustments, and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Investment Income	Accumulated Net Realized Gain	Net Paid-In Capital
$141,561	$(143,316)	$1,755

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$6,837,732	$6,788,635
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$6,764,887	$12,833,767	$22,122,196

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on all debt securities.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$25,892,825
Unrealized depreciation	(3,770,629)
Net unrealized appreciation	$22,122,196

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$73,731
2010	123,104
$196,835

All of the capital loss carryforwards attributable to the Fund, remain from the Fund’s merger with Galaxy VIP Asset Allocation Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $9,433,305 were utilized during the year ended December 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.45%.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. (“Nordea”) has been retained by Columbia as sub-advisor to manage the portion of the Fund’s assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund’s average daily net assets managed by Nordea.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate amount shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.064% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,202 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund’s average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund’s Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,783 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $234,193,856 and $279,555,206, respectively, of which $54,214,492 and $49,804,728, respectively, were U.S. Government securities.

Note 6. Other

During the year ended December 31, 2005, the Fund had a realized loss due to a trading error. This loss of $931 was reimbursed by Columbia.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named ColumbiaManagement Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On

November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $5,382 of legal, consulting services and trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	December 31,
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.77		$13.75	$11.82	$13.81	$16.33
Income from Investment Operations:
Net investment income (a)	0.31		0.29	0.28	0.33	0.35	(b)
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.61		1.03	2.02	(1.93)	(1.85	)(b)
Total from Investment Operations	0.92		1.32	2.30	(1.60)	(1.50)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.30)	(0.37)	(0.39)	(0.45)
From net realized gains	—		—	—	—	(0.57)
Total Distributions Declared to Shareholders	(0.35)		(0.30)	(0.37)	(0.39)	(1.02)
Net Asset Value, End of Period	$15.34		$14.77	$13.75	$11.82	$13.81
Total return (c)(d)(e)	6.40	%(f)	9.80%	20.29%	(11.94)%	(9.39)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.90%		0.90%	0.90%	0.90%	0.90%
Net investment income (g)	2.13%		2.12%	2.27%	2.53%	2.49	%(b)
Waiver/reimbursement	0.14%		0.12%	0.10%	0.05%	0.06%
Portfolio turnover rate	92%		60%	103%	118%	57%
Net assets, end of period (000’s)	$63,836		$68,167	$64,902	$51,540	$47,754

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor, Transfer Agent and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total would be reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of SteinRoe Variable Investment Trust and
the Class B Shareholders of Liberty Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Asset Allocation Fund, Variable Series (the “Fund”) (a series of SteinRoe Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Unaudited Information

Liberty Asset Allocation Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2005, the Fund designates long-term capital gains of $12,833,767.

34.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

Portfolio Manager’s Discussion

Liberty Federal Securities Fund, Variable Series / December 31, 2005

Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000. Ms. Peterson has been associated with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 1993.

Government bonds made only modest headway in 2005, as the gap between short- and long-term yields narrowed. In this environment, the fund performed generally in line with, but slightly below its benchmark, the Citigroup Government/Mortgage Bond Index(1). The fund’s small investment in asset-backed bonds enhanced performance and investments in mortgage bonds produced mixed results. Active management of the fund’s sensitivity to changes in interest rates generally helped performance as interest rates rose.

Gap narrowed between short- and long-term yields

Short-term bond yields rose in 2005, as the Federal Reserve raised the federal funds rate from 2.25% to 4.25%(2). The fed funds rate is the target overnight interest rate at which banks lend each other money. Yields on 10-year Treasuries, however, barely budged, as the inflation outlook remained stable. Although longer-term bonds typically have higher-yields than shorter-term issues, two-year and 10-year Treasury yields both hovered near 4.40% by year-end. In this environment, the longest term Treasury bonds were the best performers. Agency bonds performed well and mortgage bonds underperformed Treasuries of comparable maturities. Corporate bonds were the weakest performers as auto industry troubles rippled through the sector. Many corporate bonds also carry intermediate maturities, and the intermediate maturity range was the weakest segment of the bond market for the year.

Mixed results from mortgage weighting

The fund’s mortgage holdings produced mixed results for the year. The fund had slightly more exposure to mortgage bonds than the index, which detracted from performance when the spread between short and long-term yields narrowed during the year. That’s because intermediate bonds fared worst in this environment and mortgage bonds tend to perform like intermediate-term issues because the potential for mortgage prepayment (which occurs when homeowners pay off their mortgages before their due dates) shortens their effective maturity. However, we managed to enhance return by emphasizing mortgage bonds with coupons (or stated interest rates) that were slightly higher than prevailing rates and by increasing the fund’s exposure to slightly older, more stable mortgages. Late in the year, we took advantage of declining mortgage bond prices and added to the fund’s investment in the sector. Over half of the fund’s assets were in mortgage bonds by year-end.

Reduced stake in Treasuries

We continued to use Treasuries to manage the fund’s sensitivity to interest-rate changes. We sold five- and 10-year Treasuries to help offset the impact of rising interest rates on the mortgage bonds we owned. Five-year Treasuries were particularly weak performers and sales in this area aided performance. Despite these sales, the fund’s sensitivity to interest rate changes moved modestly higher by year-end.

Yield advantage from other sectors

The fund’s other high quality bonds added yield, which helped returns when interest rates moved higher and bond prices fell. A small stake in government agency bonds performed better than Treasuries with comparable maturities. A similarly small investment in investment-grade corporate bonds, however, suffered as the auto industry’s troubles rippled through the corporate sector. About 10% of the fund’s assets were in asset-backed securities with a focus on issues backed by payments from collateral such as credit card and home equity loans. Asset-backed securities aided performance.

Ongoing search for relative value

Going forward, we expect the fund’s sector weights to reflect our search for relative value, primarily in the Treasury and mortgage sectors. Like the Federal Reserve, we will be watching closely for signs that core inflation—which does not include changes in energy and food prices—is picking up. Any hint of an increase could result in interest rate hikes beyond what most investors are expecting. We also plan to keep a close eye on oil prices and the housing market. Changes in any of these or other indicators could have an impact on the way we position the fund and our expectation for the bond market in the year ahead.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments.

Holdings are disclosed as of December 31, 2005, and are subject to change.

(1)  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

(2)  The federal funds rate was raised to 4.5% on January 31, 2006.

It is not possible to invest directly in an index.

Performance Information

Liberty Federal Securities Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class B (06/01/00)	2.43	4.99	5.66
Citigroup Government/Mortgage Bond Index	2.71	5.46	6.04

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class B	11.01	10.64

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96(1) – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Inception date of class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Liberty Federal Securities Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class B	1,000.00	1,000.00	995.31	1,020.67	4.53	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent not waived/reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Federal Securities Fund, Variable Series / December 31, 2005

	Par	Value
MORTGAGE-BACKED SECURITIES—53.5%
Federal Home Loan Mortgage Corp.
5.500% 08/01/17	$99,020	$99,673
5.500% 12/01/17	41,054	41,325
6.000% 04/01/32	31,952	32,351
7.000% 06/01/16	21,017	21,812
7.000% 01/01/26	139,324	145,473
7.500% 02/01/23	38,633	40,664
7.500% 03/01/23	78,432	82,557
7.500% 05/01/24	27,941	29,404
8.500% 05/01/06	125	125
10.500% 02/01/19	6,563	7,513
10.750% 11/01/09	16,525	17,502
11.250% 10/01/09	1,807	1,942
11.250% 07/01/13	5,586	6,019
12.000% 07/01/13	6,770	7,419
12.000% 07/01/20	61,884	67,592
TBA
5.500% 12/01/36 (a)	26,160,000	25,914,750
Federal National Mortgage Association
5.000% 02/01/18	117,405	116,318
6.000% 08/01/22	44,097	44,872
6.000% 12/01/23	210,475	212,979
6.000% 02/01/24	96,990	98,145
6.000% 03/01/24	36,502	36,937
6.000% 02/01/25	20,884	21,132
6.000% 04/01/35	12,623,340	12,755,136
6.500% 03/01/09	2,373	2,438
6.500% 11/01/23	25,542	26,334
6.500% 01/01/24	37,893	39,071
6.500% 08/01/25	42,675	43,974
6.500% 12/01/25	9,054	9,330
6.500% 01/01/26	28,390	29,255
6.500% 10/01/28	1,377,301	1,418,784
6.500% 08/01/31	7,857	8,076
7.000% 07/01/11	152,318	158,054
7.000% 03/01/15	18,048	18,759
7.000% 03/01/29	155,597	162,629
7.500% 11/01/29	123,940	129,981
8.500% 05/01/30	341,185	369,298
9.000% 05/01/12	4,808	5,079
9.000% 05/01/20	8,048	8,595
10.000% 03/01/16	30,966	33,243
12.250% 09/01/12	23,386	26,043
TBA:
5.000% 12/01/21 (a)	17,215,000	17,026,702
5.500% 12/01/30 (a)	9,000,000	8,910,000
5.500% 12/01/36 (a)	11,549,000	11,617,578
6.500% 12/01/36 (a)	9,500,000	9,743,437
Government National Mortgage Association
4.750% 07/20/22 (b)	33,522	33,676
4.750% 07/20/25 (b)	64,107	64,463
6.000% 03/15/29	956,404	980,644
6.000% 04/15/29	257,050	263,565
6.000% 05/15/29	194,752	199,688
6.000% 06/15/29	314,375	322,343
6.000% 08/15/29	$173,924	$178,332
6.500% 10/15/13	31,501	32,546
6.500% 07/15/24	70,232	73,532
6.500% 03/15/28	1,025,090	1,073,355
7.000% 09/15/29	46,051	48,373
7.500% 10/15/27	19,757	20,814
7.500% 09/15/29	14,634	15,399
8.000% 04/15/08	18,857	19,543
8.000% 07/15/08	19,680	20,395
8.500% 04/15/30	3,396	3,666
9.000% 06/15/16	20,088	21,744
9.000% 11/15/16	2,819	3,052
9.000% 01/15/17	4,725	5,125
9.000% 02/15/17	10,510	11,402
9.000% 03/15/17	10,437	11,323
9.000% 01/15/20	5,728	6,247
9.500% 06/15/09	3,166	3,357
9.500% 07/15/09	1,893	2,008
9.500% 08/15/09	3,820	4,050
9.500% 09/15/09	20,479	21,721
9.500% 10/15/09	49,449	52,444
9.500% 11/15/09	8,948	9,491
9.500% 12/15/09	2,399	2,544
9.500% 11/15/10	4,046	4,323
9.500% 08/15/17	360,453	394,448
9.500% 08/15/22	9,844	10,926
10.000% 11/15/09	21,978	23,430
10.000% 06/15/10	385	414
10.000% 10/15/10	10,245	11,021
10.000% 11/15/19	11,684	13,004
11.500% 04/15/13	32,493	35,846
11.500% 05/15/13	16,949	18,698
Total Mortgage-Backed Securities (cost of $93,030,117)		93,605,252

GOVERNMENT & AGENCY OBLIGATIONS—46.8%

Agency Obligations—1.8%
AID-Israel
5.500% 04/26/24	2,000,000	2,141,980
Federal Home Loan Mortgage Corp.
5.875% 03/21/11	180,000	187,567
6.250% 07/15/32	100,000	119,021
6.750% 03/15/31	265,000	332,167
Federal National Mortgage Association
5.500% 02/15/06	200,000	200,186
7.125% 03/15/07	250,000	256,758
		3,237,679

Foreign Government Obligations—0.3%
European Investment Bank
4.625% 03/01/07	80,000	80,006
Export Development of Canada
4.000% 08/01/07	100,000	98,948
Inter-American Development Bank
8.875% 06/01/09	125,000	141,572

See Accompanying Notes to Financial Statements.

	Par	Value
Province of British Columbia
5.375% 10/29/08	$50,000	$51,089
Province of Manitoba
4.250% 11/20/06	100,000	99,689
5.500% 10/01/08	50,000	51,106
Province of New Brunswick
3.500% 10/23/07	50,000	49,060
		571,470

U.S. Government Bonds & Notes—44.7%
U.S. Treasury Bonds
5.250% 11/15/28	2,200,000	2,399,547
5.375% 02/15/31	235,000	263,971
5.500% 08/15/28	3,610,000	4,059,135
6.750% 08/15/26	5,820,000	7,453,237
6.875% 08/15/25 (c)	4,112,000	5,295,483
7.125% 02/15/23	3,333,000	4,311,549
9.375% 02/15/06	5,525,000	5,558,238
U.S. Treasury Notes
3.000% 11/15/07	100,000	97,508
3.875% 02/15/13	3,262,000	3,161,720
5.000% 02/15/11	14,910,000	15,356,719
5.625% 05/15/08	400,000	410,906
5.750% 08/15/10	18,084,000	19,131,606
6.000% 08/15/09	3,510,000	3,699,210
7.000% 07/15/06	6,840,000	6,930,575
		78,129,404
Total Government & Agency Obligations (cost of $82,596,847)		81,938,553

ASSET-BACKED SECURITIES—5.9%
Chase Funding Mortgage Loan
5.638% 11/25/31	2,000,000	1,997,040
6.448% 09/25/30	2,300,000	2,299,057
6.975% 02/25/32	1,748,388	1,785,769
Citibank Credit Card Issuance Trust
4.950% 02/09/09	250,000	250,398
MBNA Credit Card Master Note Trust
4.450% 08/15/16	1,000,000	947,890
Mid-State Trust
7.340% 07/01/35	900,701	941,563
Residential Asset Mortgage Products
4.120% 06/25/33	770,000	736,135
5.600% 12/25/33	1,313,000	1,300,592
Total Asset—Backed Securities (cost of $10,363,650)		10,258,444

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS—4.6%
Asset Securitization Corp.
6.750% 02/14/43	1,375,000	1,413,074
JP Morgan Commercial Mortgage Finance Corp.
7.400% 07/15/31	2,000,000	2,111,080
LB Commercial Conduit Mortgage Trust
6.210% 10/15/35	$1,800,000	$1,846,044
6.590% 02/18/30	1,500,000	1,535,445
Nomura Asset Securities Corp.
7.120% 04/13/39	1,000,000	1,004,020
Structured Asset Securities Corp., Interest Only
2.047% 02/25/28 (b)	1,314,631	111,494
Total Commercial Mortgage-Backed Obligations (cost of $7,672,710)		8,021,157

CORPORATE FIXED-INCOME BONDS & NOTES—2.1%
Communications—0.1%
Media—0.0%
Time Warner, Inc.
6.875% 05/01/12	100,000	106,573

Telecommunication Services—0.1%
Sprint Capital Corp.
6.000% 01/15/07	50,000	50,542
Verizon/New England, Inc.
6.500% 09/15/11	120,000	123,175
		173,717

Consumer Cyclical—0.2%
Auto Manufacturers—0.1%
Ford Motor Co.
7.450% 07/16/31	205,000	139,400
Retail—0.1%
Dayton Hudson Corp.
6.650% 08/01/28	125,000	144,006
Consumer Non-Cyclical—0.6%
Cosmetics/Personal Care—0.6%
Procter & Gamble Co.
4.950% 08/15/14	1,000,000	1,002,520
Financials—1.1%
Banks—0.2%
Bank of America Corp.
4.875% 01/15/13 (d)	175,000	173,274
Sovereign Bank
5.125% 03/15/13	100,000	98,352
US Bancorp
3.125% 03/15/08	150,000	144,797
		416,423
Diversified Financial Services—0.9%
Boeing Capital Corp.
5.750% 02/15/07	100,000	100,928
Citigroup, Inc.
4.250% 07/29/09	1,000,000	979,560
General Electric Capital Corp.
6.750% 03/15/32	100,000	117,875
Goldman Sachs Group, Inc.
4.125% 01/15/08	50,000	49,300

See Accompanying Notes to Financial Statements.

	Par	Value
Household Finance Corp.
4.625% 01/15/08	$50,000	$49,778
JPMorgan Chase & Co.
7.875% 06/15/10	125,000	138,789
Private Export Funding Corp.
5.340% 03/15/06	125,000	125,220
		1,561,450
Utilities—0.1%
Electric—0.1%
Hydro-Quebec
8.500% 12/01/29	75,000	109,196
Total Corporate Fixed-Income Bonds & Notes (cost of $3,637,699)		3,653,285
COLLATERALIZED MORTGAGE OBLIGATIONS—0.9%
Agency—0.0%
Federal National Mortgage Association
9.250% 03/25/18	62,129	66,303
Non-Agency—0.9%
American Mortgage Trust
8.445% 09/27/22 (e)	5,923	3,554
Citicorp Mortgage Securities Inc.
10.000% 08/25/17	7,629	7,708
Comfed Savings Bank
6.032%01/25/18 (b)(e)(f)	15,367	—
First Horizon Asset Securities, Inc.
5.363% 11/25/33 (b)	888,168	829,487
Glendale Federal Bank
9.125% 01/25/08	1,173	1,169
GSMPS Mortgage Loan Trust
7.750% 09/19/27 (g)	666,382	700,728
Rural Housing Trust
6.330% 04/01/26	32,876	32,594
		1,575,240
Total Collateralized Mortgage Obligations (cost of $1,593,245)		1,641,543
SHORT-TERM OBLIGATION—26.5%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 4.080%, collateralized by a U.S. Government Agency Obligation maturing 11/16/15, market value of $47,315,400 (repurchase proceeds $46,405,027)	46,384,000	46,384,000
Total Short-Term Obligation (cost of $46,384,000)		46,384,000
Total Investments—140.3% (cost of $242,326,125) (h)		245,502,234
Other Assets & Liabilities, Net—(40.3)%		(70,561,471)
Net Assets—100.0%		$174,940,763

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(c)  A portion of this security with a market value of $115,903 is pledged as collateral for open futures contracts.

(d)  Investments in affiliates during the year ended December 31, 2005:

Security name:	Bank of America Corp.
Par as of 12/31/04:	175,000
Par as of 12/31/05:	175,000
Interest income earned:	$8,531
Value at end of period:	$173,274

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security has no value.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security, which is not illiquid, represents 0.4% of net assets.

(h)  Cost for federal income tax purposes is $245,278,625.

At December 31, 2005, the Fund held the following open short futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	28	$3,063,375	$3,049,221	Mar-06	$(14,154)
5 Year U.S. Treasury Note	115	12,229,531	12,231,594	Mar-06	2,063
					$(12,091)

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	53.5%
Government & Agency Obligations	46.8
Asset-Backed Securities	5.9
Commercial Mortgage-Backed Obligations	4.6
Corporate Fixed-Income Bonds & Notes	2.1
Collateralized Mortgage Obligations	0.9
Short-Term Obligation	26.5
Other Assets & Liabilities, Net	(40.3)
100.0%

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty Federal Securities Fund, Variable Series / December 31, 2005

Assets:
Unaffiliated investments, at cost (including repurchase agreement)	$242,152,105
Affiliated investments, at cost	174,020
Unaffiliated investments, at value	$198,944,960
Affiliated investments, at value	173,274
Repurchase agreement	46,384,000
Cash	665
Receivable for:
Investments sold	100,000
Fund shares sold	377,279
Interest	2,196,420
Dollar roll fee income	77,195
Futures variation margin	10,203
Reimbursement from Investment Advisor	123
Deferred Trustees’ compensation plan	12,558
Total Assets	248,276,677
Liabilities:
Payable for:
Investments purchased on a delayed delivery basis	73,000,096
Fund shares repurchased	127,111
Investment advisory fee	55,835
Administration fee	21,999
Transfer agent fee	38
Pricing and bookkeeping fees	12,686
Trustees’ fees	221
Audit fee	30,398
Custody fee	4,185
Reports to shareholders	21,534
Distribution fee—Class B	20,134
Chief compliance officer expenses	1,813
Deferred Trustees’ fees	12,558
Deferred dollar roll fee income	26,527
Other liabilities	779
Total Liabilities	73,335,914
Net Assets	$174,940,763
Composition of Net Assets:
Paid-in capital	$169,487,762
Undistributed net investment income	5,637,785
Accumulated net realized loss	(3,348,802)
Net unrealized appreciation (depreciation) on:
Investments	3,176,109
Futures contracts	(12,091)
Net Assets	$174,940,763
Class A:
Net assets	$82,056,266
Shares outstanding	7,658,721
Net asset value per share	$10.71
Class B:
Net assets	$92,884,497
Shares outstanding	8,732,018
Net asset value per share	$10.64

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty Federal Securities Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Interest	$7,409,340
Interest from affiliates	8,531
Dollar roll fee income	1,301,295
Total Investment Income	8,719,166
Expenses:
Investment advisory fee	707,400
Administration fee	281,903
Distribution fee-Class B	242,132
Transfer agent fee	6,309
Pricing and bookkeeping fees	78,765
Trustees’ fees	10,786
Custody fee	26,676
Chief compliance officer expenses (See Note 4)	5,338
Non-recurring costs (See Note 6)	3,840
Other expenses	72,617
Total Expenses	1,435,766
Fees waived by Transfer Agent	(1,207)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(3,840)
Custody earnings credit	(612)
Net Expenses	1,430,107
Net Investment Income	7,289,059
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	(1,584,307)
Futures contracts	237,272
Net realized loss	(1,347,035)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,287,125)
Futures contracts	19,526
Net change in unrealized appreciation (depreciation)	(1,267,599)
Net Loss	(2,614,634)
Net Increase in Net Assets from Operations	$4,674,425

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Federal Securities Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$7,289,059	$8,908,957
Net realized gain (loss) on investments and futures contracts	(1,347,035)	724,043
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,267,599)	(1,264,070)
Net Increase from Operations	4,674,425	8,368,930
Distributions Declared to Shareholders:
From net investment income:
Class A	(5,277,766)	(5,771,420)
Class B	(5,272,479)	(5,005,764)
From net realized gains:
Class A	(307,149)	(132,353)
Class B	(321,217)	(120,609)
Total Distributions Declared to Shareholders	(11,178,611)	(11,030,146)
Share Transactions:
Class A:
Subscriptions	1,672,048	2,768,806
Distributions reinvested	5,584,915	5,903,773
Redemptions	(21,959,535)	(29,571,005)
Net Decrease	(14,702,572)	(20,898,426)
Class B:
Subscriptions	3,441,282	7,772,366
Distributions reinvested	5,593,696	5,126,373
Redemptions	(15,972,269)	(18,263,037)
Net Decrease	(6,937,291)	(5,364,298)
Net Decrease from Share Transactions	(21,639,863)	(26,262,724)
Total Decrease in Net Assets	(28,144,049)	(28,923,940)
Net Assets:
Beginning of period	203,084,812	232,008,752
End of period	$174,940,763	$203,084,812
Undistributed net investment income at end of period	$5,637,785	$7,204,020
Changes in Shares:
Class A:
Subscriptions	156,011	251,312
Issued for distributions reinvested	538,046	540,143
Redemptions	(2,047,109)	(2,709,740)
Net Decrease	(1,353,052)	(1,918,285)
Class B:
Subscriptions	324,882	712,115
Issued for distributions reinvested	542,025	471,174
Redemptions	(1,498,962)	(1,674,997)
Net Decrease	(632,055)	(491,708)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Federal Securities Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Federal Securities Fund, Variable Series (the “Fund”), a series of SteinRoe Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation:—Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Futures Contracts—The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Interest Only Securities—The Fund may invest in Interest Only securities (“IO”). Interest Only securities are stripped mortgage-backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, discount accretion/premium amortization on debt securities, paydown and market discount reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,694,951	$(1,694,951)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$10,958,991	$11,030,146
Long-term capital gains	219,620	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$8,597,392	$—	$223,609

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$3,923,642
Unrealized depreciation	(3,700,033)
Net unrealized appreciation	$223,609

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$3,041,594

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2005, post-October capital losses of $195,350 attributed to security transactions were deferred to January 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund’s effective investment advisory fee rate was 0.38%.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.042% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,207 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% annually of the Fund’s average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund’s Class B distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,699 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $172,783,303 and $186,048,394, respectively, of which $172,026,056 and $183,081,733, respectively, were U.S. Government securities.

Note 6. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $3,840 of legal, consulting services and Trustee’s fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty Federal Securities Fund, Variable Series—Class B

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$11.01		$11.12		$11.30	$10.78	$10.72
Income from Investment Operations:
Net investment income (a)	0.40		0.44		0.45	0.44	0.54	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.01)		(0.19)	0.55	0.17	(b)
Total from Investment Operations	0.25		0.43		0.26	0.99	0.71
Less Distributions Declared to Shareholders:
From net investment income	(0.58)		(0.53)		(0.44)	(0.47)	(0.65)
From net realized gains	(0.04)		(0.01)		—	—	—
Total Distributions Declared to Shareholders	(0.62)		(0.54)		(0.44)	(0.47)	(0.65)
Net Asset Value, End of Period	$10.64		$11.01		$11.12	$11.30	$10.78
Total return (c)(d)(e)	2.43%		3.92%		2.32%	9.59%	6.86%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.88%		0.90%		0.90%	0.90%	0.91%
Net investment income (f)	3.74%		4.02%		3.99%	4.03%	5.02	%(b)
Waiver/reimbursement	—	%(g)	—	%(g)	0.01%	0.01%	0.04%
Portfolio turnover rate	127%		14%		47%	69%	36%
Net assets, end of period (000’s)	$92,884		$103,141		$109,616	$102,671	$49,987

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(e)  Had the Investment Advisor, Transfer Agent and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of SteinRoe Variable Investment Trust and the
Class B Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the “Fund”) (a series of SteinRoe Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Manager’s Discussion

Liberty Money Market Fund, Variable Series / December 31, 2005

Liberty Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Effective November 23, 2005, C. Patrick Graham began managing the fund. Mr. Graham has managed other funds for Columbia Management Advisors LLC or its predecessors or affiliates since 2004.

For the 12-month period ended December 31, 2005, the fund returned 2.81%, which was slightly higher than its peer group, the Lipper Money Market Category average(1). Money market returns improved significantly during the course of the year, the result of generally higher short-term interest rates. The Federal Reserve Board (the “Fed”) waged a sustained campaign to balance economic growth against the risks of inflation by raising a key short-term interest rate—the federal funds rate. (The federal funds rate is the overnight lending rate that member banks charge each other). The Fed raised the federal funds rate by one quarter of a percentage point on eight separate occasions in 2005, bringing the fed funds rate from 2.25% to 4.25%(2) during the 12-month period.

The fund was well positioned to take advantage of a rising interest rate environment. We continued to follow a strategy that we initiated in 2004, investing a significant percentage of the fund’s assets in floating-rate and variable-rate notes, which enabled us to adjust rather quickly to the Fed’s rate hikes and keep the fund’s yield in line with the rising rates. We also limited the fund’s ownership of fixed-rate term maturities to the one-to-three month sector of the market in order to provide for rapid regeneration of cash, which freed us to reinvest that cash at higher yields. Overall, the weighted-average maturity of the fund was low relative to our peer group, a stance that aided competitive results.

In terms of industry allocations, we continue to emphasize the financial sector. Fortunately, we were able to maintain the fund’s concentration without limiting the percentage of the fund invested in asset-backed paper, which was the cheapest sector of the market during the period.

Looking ahead

The Fed is widely expected to cease its cycle of interest-rate increases in the first half of 2006. If this occurs, we expect the fed funds rate to peak between 4.75% and 5.0%. In anticipation of this change of course by the Fed, we plan to extend the weighted average maturity of the fund by buying longer maturities and fewer floating-rate notes. If the outlook on the Fed’s actions changes, we will adjust the fund’s strategy accordingly.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance in no guarantee of future results. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1)  Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2)  The federal funds rate was raised to 4.5% on January 31, 2006.

It is not possible to invest directly in an index.

Performance Information

Liberty Money Market Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
The Fund (01/01/89)	2.81	1.84	3.52
Lipper Money Market Category average	2.69	1.85	3.55

Inception date of the fund is in parentheses.

Net asset value per share ($ )	12/31/04	12/31/05
The Fund	1.00	1.00

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee future results. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The investment return will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Total return performance includes changes in share price and reinvestment of all distributions. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Liberty Money Market Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 – 12/31/05	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
The Fund	1,000.00	1,000.00	1,016.69	1,022.53	2.69	2.70	0.53

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Money Market Fund, Variable Series / December 31, 2005

	Par	Value (a)
CORPORATE BONDS—47.7%
All Seasons Funding LLC LOC: Federal Home Loan Bank
4.340% 08/15/30 (b)	$3,525,000	$3,525,000
American Express Credit Corp.
4.420% 01/19/07 (b)(c)	3,000,000	3,000,000
4.493% 03/05/08 (b)	5,000,000	5,000,000
Autumn House at Powder Mill, Inc. LOC: SunTrust Bank
4.350% 02/01/28 (b)(c)	3,390,000	3,390,000
Bennett Realty LLC LOC: Fifth Third Bank
4.400% 04/01/23 (b)	1,905,000	1,905,000
Beta Finance, Inc.
4.315% 06/13/06 (b)(c)	5,000,000	4,999,860
Cullinan Finance Corp.
4.405% 09/05/06 (b)(c)	5,000,000	4,999,581
Destiny Manufacturing, Inc. LOC: Fifth Third Bank
4.380% 09/01/13 (b)	2,495,000	2,495,000
Dick Masheter Ford, Inc. LOC: National City Bank
4.380% 07/01/23 (b)	3,760,000	3,760,000
Driftwood Landing Corp. LOC: Fifth Third Bank
4.380% 01/15/22 (b)	1,000,000	1,000,000
Engine Parts Warehouse, Inc. LOC: Fifth Third Bank
4.400% 11/01/21 (b)	3,445,000	3,445,000
Falls Village Realty LLC LOC: Fifth Third Bank
4.400% 12/01/29 (b)	975,000	975,000
General Electric Capital Corp.
4.470% 01/17/07 (b)	5,000,000	5,000,000
Gold Key Processing Ltd. LOC: Fifth Third Bank
4.400% 07/01/24 (b)	1,150,000	1,150,000
Iowa 80 Group, Inc. LOC: Wells Fargo Bank
4.510% 06/01/16 (b)	5,725,000	5,725,000
Jatip LLC LOC: Fifth Third Bank
4.400% 10/01/22 (b)	1,010,000	1,010,000
JTJ Group LLC LOC: Fifth Third Bank
4.400% 12/01/33 (b)	2,515,000	2,515,000
Keating Muething & Klekamp LOC: Fifth Third Bank
4.400% 11/01/24 (b)	1,000,000	1,000,000
LAL Holding Co. LOC: Fifth Third Bank
4.400% 08/01/19 (b)	885,000	885,000
Morgan Stanley & Co., Inc.
4.449% 01/26/07 (b)	4,000,000	4,000,000
Morton Family Trust LOC: Comerica Bank
4.440% 02/01/32 (b)	4,000,000	4,000,000
Precision Packaging LLC LOC: SunTrust Bank
4.400% 01/01/12 (b)	$3,100,000	$3,100,000
Pretasky Roach Property, Inc. LOC: Wachovia Bank, NA
4.500% 01/01/19 (b)	1,815,000	1,815,000
Red Lion Evangelical Association, Inc. LOC: Wachovia Bank, NA
4.450% 06/01/26 (b)	2,360,000	2,360,000
Sanders CRS Exchange LLC LOC: Wells Fargo Bank NA
4.730% 10/01/23 (b)	1,230,000	1,230,000
Seventh Avenue Associates LOC: National City Bank
4.380% 01/01/27 (b)	8,930,000	8,930,000
Tango Finance Corp.
4.140% 01/17/06 (b)(c)	5,000,000	5,000,028
U.S. Bank NA
4.310% 02/17/06 (b)	3,000,000	2,999,997
WAWW Partnership LOC: Fifth Third Bank
4.400% 01/01/22 (b)	3,165,000	3,165,000
Wells Fargo & Co.
4.359% 01/12/07 (b)(c)	5,000,000	5,000,000
Westgate Investment Fund LOC: Wells Fargo Bank NA
4.420% 02/01/12 (b)	2,260,000	2,260,000
Whistlejacket Capital LLC
4.320% 05/15/06 (b)(c)	1,000,000	999,963
White Pine Finance LLC
4.134% 04/20/06 (b)(c)	3,000,000	2,999,719
Total Corporate Fixed-Income Bonds & Notes (cost of $103,639,148)		103,639,148

COMMERCIAL PAPER-32.1%
Amstel Funding Corp.
4.330% 02/28/06 (d)	1,000,000	993,024
3.960% 03/24/06 (d)	1,970,000	1,952,230
Bavaria Universal Funding Corp.
4.300% 02/10/06 (d)	1,000,000	995,222
Charta LLC
4.260% 02/09/06 (d)	7,000,000	6,967,695
Cheyne Finance LLC
4.339% 08/15/06 (d)	2,500,000	2,500,000
Countrywide Financial Corp.
4.280% 01/03/06 (d)	2,488,000	2,487,408
Curzon Funding LLC
4.320% 05/02/06 (d)	3,000,000	2,956,440
4.390% 03/13/06 (d)	5,000,000	4,956,710
Giro Funding US Corp.
4.100% 01/17/06 (d)	4,000,000	3,992,711
Grampian Funding LLC
3.920% 02/17/06 (d)	3,000,000	2,984,647
4.200% 02/17/06 (d)	2,000,000	1,989,033
3.960% 03/22/06 (d)	2,000,000	1,982,400

See Accompanying Notes to Financial Statements.

	Par	Value (a)
KKR Pacific Funding LLC
4.350% 01/18/06 (d)	$578,000	$576,813
Lexington Parker Capital Corp.
3.900% 02/14/06 (d)	5,000,000	4,976,167
Premier Asset LLC
4.120% 01/17/06 (d)	1,000,000	998,169
4.040% 01/25/06 (d)	4,000,000	3,989,227
Scaldis Capital LLC
4.030% 01/23/06 (d)	3,000,000	2,992,612
Sigma Finance, Inc.
4.000% 08/11/06 (c)(d)	3,000,000	2,998,300
Stanfield Victoria Funding LLC
3.900% 01/17/06 (c)(d)	1,600,000	1,597,227
Sunbelt Funding Corp.
4.280% 02/13/06 (d)	6,000,000	5,969,326
Surrey Funding Corp.
4.220% 01/23/06 (d)	3,000,000	2,992,263
4.205% 02/07/06 (d)	5,000,000	4,978,391
Thornburg Mortgage, Inc.
4.430% 02/15/06 (d)	3,000,000	2,983,387
Total Commercial Paper (cost of $69,809,402)		69,809,402

MUNICIPAL BONDS-10.4%
AZ Phoenix Industrial Development Authority Revenue, Pilgrim Rest, Series 2005 B LOC: JPMorgan Chase Bank
4.370% 10/01/30 (b)	1,975,000	1,975,000
CA Statewide Communities Development Authority LOC: Federal Home Loan Bank
4.440% 06/01/36 (b)	2,500,000	2,500,000
CA Sacramento Housing Authority Credit Support: FNMA
4.420% 04/15/36 (b)	3,030,000	3,030,000
LA New Orleans Pension Revenue Series 2000, Insured: AMBAC SPA: Bank One Louisiana
4.560% 09/01/30 (b)	7,911,000	7,911,000
MD Baltimore Project Revenue Baltimore Parking Facilities Series 2002 Insured: FGIC SPA: Dexia Credit Local
4.300% 07/01/32 (b)	6,180,000	6,180,000
NC Wake Forest University LOC: Wachovia Bank, NA
4.400% 07/01/17 (b)	1,000,000	1,000,000
Total Municipal Bonds (cost of $22,596,000)		22,596,000

CERTIFICATES OF DEPOSIT-9.7%
Bank Tokyo Mitsubishi Ltd.
4.850% 01/03/07 (b)	$2,000,000	$2,000,000
Barclays Bank PLC
4.313% 06/21/06 (b)	7,000,000	6,999,465
Canadian Imperial Commercial Bank
4.803% 12/05/06 (b)	1,500,000	1,500,034
4.429% 03/15/08 (b)	7,000,000	7,000,000
CS First Boston
4.750% 11/07/06	2,000,000	2,000,000
DEPFA Bank PLC
4.800% 12/05/06	1,500,000	1,500,000
Total Certificates of Deposit (cost of $20,999,499)		20,999,499
Total Investments—99.9% (cost of $217,044,049) (e)		217,044,049
Other Assets & Liabilities, Net—0.1%		276,175
Net Assets—100.0%		$217,320,224

Notes to Investment Portfolio:

(a)  See Note 2.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $34,984,678, which represents 16.1% of net assets.

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2005, these securities amounted to $73,309,402, which represents 33.7% of net assets.

(e)  Cost for federal income tax purposes is $217,044,049.

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Bonds	47.7%
Commercial Paper	32.1
Municipal Bonds	10.4
Certificates of Deposit	9.7
Other Assets & Liabilities, Net	0.1
100.0%

Acronym	Name
AMBAC	Ambac Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
LOC	Letter of Credit
FNMA	Federal National Mortgage Association
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty Money Market Fund, Variable Series / December 31, 2005

Assets:
Investments, at amortized cost approximating value	$217,044,049
Cash	450
Receivable for:
Fund shares sold	114,015
Interest	607,623
Expense reimbursement due from Investment Advisor	50,843
Deferred Trustees’ compensation plan	14,007
Total Assets	217,830,987
Liabilities:
Payable for:
Fund shares repurchased	365,131
Investment advisory fee	61,193
Administration fee	27,136
Transfer agent fee	26
Pricing and bookkeeping fees	7,269
Trustees’ fees	499
Audit fee	21,848
Custody fee	1,373
Chief compliance officer expenses	1,917
Deferred Trustees’ fees	14,007
Other liabilities	10,364
Total Liabilities	510,763
Net Assets	$217,320,224
Composition of Net Assets:
Paid-in capital	$217,325,810
Overdistributed net investment income	(3,874)
Accumulated net realized loss	(1,712)
Net Assets	$217,320,224
Shares outstanding	217,369,224
Net asset value per share	$1.00

Statement of Operations

Liberty Money Market Fund, Variable Series / For the Year Ended December 31, 2005

Investment Income:
Interest	$7,201,715
Expenses:
Investment advisory fee	756,228
Administration fee	324,097
Transfer agent fee	6,303
Pricing and bookkeeping fees	65,853
Trustees’ fees	11,555
Custody fee	11,644
Chief compliance officer expenses (See Note 7)	5,529
Other expenses	87,399
Total Expenses	1,268,608
Fees and expenses waived or reimbursed by Investment Advisor	(74,180)
Fees waived by Transfer Agent	(1,197)
Custody earnings credit	(2,005)
Net Expenses	1,191,226
Net Investment Income	6,010,489
Net Realized Loss on Investments:
Net realized loss on investments	(1,388)
Net Increase in Net Assets from Operations	$6,009,101

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Money Market Fund, Variable Series

	Year Ended Decenber 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$6,010,489	$1,867,049
Net realized loss on investments	(1,388)	(260)
Net Increase from Operations	6,009,101	1,866,789
Distributions Declared to Shareholders:
From net investment income	(6,010,489)	(1,879,668)
Share Transactions:
Subscriptions	135,350,522	128,632,436
Distributions reinvested	6,010,489	1,879,668
Redemptions	(133,459,228)	(120,972,145)
Net Increase from Share Transactions	7,901,783	9,539,959
Total Increase in Net Assets	7,900,395	9,527,080
Net Assets:
Beginning of period	209,419,829	199,892,749
End of period	$217,320,224	$209,419,829
Overdistributed net investment income at end of period	$(3,874)	$(3,874)
Changes in Shares:
Subscriptions	135,350,522	128,632,436
Issued for distributions reinvested	6,010,489	1,879,668
Redemptions	(133,459,228)	(120,972,145)
Net Increase	7,901,783	9,539,959

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Money Market Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Money Market Fund, Variable Series (the “Fund”), a series of SteinRoe Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Investment Goal—The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Fund Shares—The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Dividends from net investment income are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$6,010,489	$1,879,668
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income
$5,981

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$64
2013	1,240

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2005, post-October capital losses of $410 attributed to security transactions were deferred to January 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.35%.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.030% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,197 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 0.45% annually of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

From the period January 1, 2005 to October 31, 2005, Columbia voluntarily waived fees and reimbursed the Fund for certain expenses so that total expenses did not exceed 0.65% annually of the Fund’s average daily net assets.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,707 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Financial Highlights

Liberty Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005		2004	2003		2002	2001
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000	$1.000
Income from Investment Operations:
Net investment income (a)	0.028		0.009	0.007		0.012	0.036
Less Distributions Declared to Shareholders:
From net investment income	(0.028)		(0.009)	(0.007)		(0.012)	(0.036)
Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000	$1.000
Total return (b)(c)	2.81	%(d)	0.88%	0.69	%(d)	1.23%	3.64%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (e)	0.55%		0.57%	0.54%		0.65%	0.56%
Net investment income (e)	2.78%		0.87%	0.69%		1.25%	3.45%
Waiver/reimbursement	0.04%		—	0.04%		—	—
Net assets, end of period (000’s)	$217,320		$209,420	$199,893		$258,903	$266,985

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of SteinRoe Variable Investment Trust and
the Shareholders of Liberty Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Money Market Fund, Variable Series (the “Fund”) (a series of SteinRoe Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Managers’ Discussion

Liberty Small Company Growth Fund, Variable Series / December 31, 2005

Liberty Small Company Growth Fund, Variable Series seeks long-term growth.

Daniel H. Cole, Paul J. Berlinguet, Daniele M. Donahoe, Jon Michael Morgan and Clifford D. Siverd are co-managers of the fund. Mr. Cole has been with Columbia Management Advisors LLC or its predecessors or affiliate organizations since 2001. Mr. Berlinguet joined the CMA in 2003. Ms. Donahoe joined CMA in 2002. Mr. Morgan joined CMA in 2000. Mr. Siverd joined CMA in 2001.

For the twelve months ended December 31, 2005, the fund and its benchmark posted modest gains. However, the fund’s return fell short of its benchmark return, primarily because stock selection within the energy sector restrained results. Disappointments from consumer holdings also detracted from return.

Information technology and financials led the way

The fund’s selections in the information technology sector made the strongest positive contributions to performance. Standout performers included software vendor Retek, which was bought out by Oracle during the second quarter. Itron, Inc. (1.0% of net assets), a manufacturer of automated meter-reading equipment for the water, gas, and electric utility industries, was an especially strong performer during the first half of the year. The company continued to win new contracts within a growing market, and we remain enthusiastic about its prospects for 2006. We also remain committed to the semiconductor industry, notably Microsemi Corp. (1.1% of net assets), a supplier of components to the PC, medical, and military industries. Stock selection within the financial sector also strengthened performance. We found opportunities among money managers such as Boston Private Financial Holdings, Inc. and Affiliated Managers Group, Inc. (1.2% and 2.0% of net assets, respectively), both of which enjoyed meaningful increases in their asset bases during 2005.

The fund also benefited from stock selection in the industrials and health care sectors. In the industrials sector, we owned Cuno, a water filtration company, which was bought out midway through the period at a solid gain for the fund. Investments in UTI Worldwide, Inc., a third-part transportation logistics company, and HUB Group, Inc., benefited from changing global trends in airfreight and logistics (both 1.1% of net assets). In health care, VCA Antech, Inc. (2.1% of net assets)—the fund’s largest individual stock position—moved higher in 2005. The company is the largest public operator of veterinary centers and hospitals. A strategy of acquisitions throughout the country helped fuel continued growth.

Energy selections delivered gains, but fell short of index return

The energy sector, buoyed by high prices for oil and natural gas, was a market leader in 2005, with an overall gain of more than 50% for small cap energy companies, and the fund’s energy investments made a strong contribution to performance. However, early in the year, we had less exposure to energy than the index, which detracted from return. Midway through the year, with the expectation that sustained high prices have the potential to lead exploration and production companies to expand their drilling capacity in the years ahead, we added exposure to energy, and particularly to some of the strongest-performing names in the oil service segment.

The consumer discretionary sector produced a different sort of disappointment in 2005. Consumers found themselves pinched by the combined effects of high energy prices and rising short-term interest rates. These factors hurt the fund’s investments in companies such as CostPlus, which struggled with competitive issues, as well as Radio One, Inc. and Cumulus Media. These stocks were sold from the portfolio except Radio One (0.3% of net assets).

Looking ahead

If the Federal Reserve Board (the “Fed”) halts its prolonged cycle of short-term interest rate increases in 2006, it would likely change the underlying dynamics of a number of industries, from financial services to health care. While we are mindful of the Fed’s influence, we expect to continue to search for investment opportunities using a bottom approach that seeks companies that have demonstrated their ability to generate cash flow and with managements able to sustain growth over the long term. That approach has led us to emphasize opportunities in health care, where the fund’s exposure was higher than its benchmark at the end of the period. However, we plan to continue to focus primarily on finding individual stocks that meet our investment criteria regardless of industry or sector.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2005, and are subject to change.

Performance Information

Liberty Small Company Growth Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class B (06/01/00)	2.82	2.30	5.90
Russell 2000 Growth Index	4.15	2.28	4.69

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class B	10.98	11.29

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96(1) – 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Inception date of class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Liberty Small Company Growth Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class B	1,000.00	1,000.00	1,066.09	1,019.91	5.47	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and transfer agent not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Liberty Small Company Growth Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—15.6%
Automobiles—0.7%
Thor Industries, Inc.	1,632	$65,394
Winnebago Industries, Inc.	9,230	307,174
		372,568
Distributors—0.6%
WESCO International, Inc. (a)	7,090	302,956
Diversified Consumer Services—0.7%
Education Management Corp. (a)	11,070	370,955
Hotels, Restaurants & Leisure—3.9%
Gaylord Entertainment Co. (a)	12,920	563,183
Isle of Capris Casinos, Inc. (a)	12,230	297,923
Kerzner International Ltd. (a)	5,280	363,000
P.F. Chang’s China Bistro, Inc. (a)	2,740	135,986
RARE Hospitality International, Inc. (a)	12,360	375,620
Ruby Tuesday, Inc.	3,247	84,065
Scientific Games Corp., Class A (a)	6,810	185,777
		2,005,554
Household Durables—0.2%
Yankee Candle Co., Inc.	3,725	95,360
Internet & Catalog Retail—1.9%
Blue Nile, Inc. (a)	8,560	345,054
Coldwater Creek, Inc. (a)	13,820	421,924
NetFlix, Inc. (a)	8,380	226,763
		993,741
Media—2.4%
aQuantive, Inc. (a)	11,570	292,027
Catalina Marketing Corp.	8,050	204,067
Gray Television, Inc.	12,306	120,845
Lions Gate Entertainment Corp. (a)	5,352	41,103
R.H. Donnelley Corp. (a)	2,985	183,936
Radio One, Inc., Class D (a)	16,694	172,783
Valassis Communications, Inc. (a)	7,380	214,537
		1,229,298
Specialty Retail—3.1%
Charlotte Russe Holding, Inc. (a)	7,580	157,891
Children’s Place Retail Stores, Inc. (a)	3,960	195,703
Finish Line, Inc., Class A	17,530	305,373
GameStop Corp., Class A (a)	11,120	353,838
HOT Topic, Inc. (a)	19,870	283,148
Jarden Corp. (a)	1,618	48,783
Pacific Sunwear of California, Inc. (a)	6,790	169,207
Tuesday Morning Corp.	5,072	106,106
		1,620,049
Textiles, Apparel & Luxury Goods—2.1%
Carter’s, Inc. (a)	5,404	318,026
JOS. A. Bank Clothiers, Inc. (a)	10,900	473,169
Wolverine World Wide, Inc.	13,340	299,616
		1,090,811
Consumer Staples—1.2%
Beverages—0.5%
Hansen Natural Corp. (a)	3,000	236,430
Food & Staples Retailing—0.1%
United Natural Foods, Inc. (a)	851	$22,466
Food Products—0.0%
Delta & Pine Land Co.	555	12,771
Personal Products—0.6%
Nu Skin Enterprises, Inc., Class A	18,240	320,659
Energy—7.9%
Energy Equipment & Services—3.1%
Atwood Oceanics, Inc. (a)	3,890	303,537
CAL Dive International, Inc. (a)	15,100	541,939
Energy Conversion Devices, Inc. (a)	5,230	213,122
Hydril (a)	5,250	328,650
Tetra Technologies, Inc. (a)	6,419	195,908
		1,583,156
Oil, Gas & Consumable Fuels—4.8%
Cabot Oil & Gas Corp.	2,000	90,200
Cheniere Energy, Inc. (a)	3,410	126,920
Denbury Resources, Inc. (a)	15,320	348,990
Encore Acquisition Co. (a)	4,160	133,286
Foundation Coal Holdings, Inc.	6,940	263,720
Frontier Oil Corp.	3,920	147,118
Holly Corp.	2,990	176,021
Remington Oil & Gas Corp. (a)	4,260	155,490
St. Mary Land & Exploration Co.	3,850	141,719
Superior Energy Services, Inc. (a)	26,360	554,878
Todco, Class A	9,570	364,234
		2,502,576
Financials—10.3%
Capital Markets—2.0%
Affiliated Managers Group, Inc. (a)	12,830	1,029,608
Commercial Banks—4.2%
Boston Private Financial Holdings, Inc.	20,720	630,303
City National Corp.	4,000	289,760
Fidelity Bankshares, Inc.	8,860	289,722
Prosperity Bancshares, Inc.	10,400	298,896
South Financial Group, Inc.	2,180	60,037
Texas Capital Bancshares, Inc. (a)	14,540	325,841
Westamerica Bancorporation	4,990	264,819
		2,159,378
Consumer Finance—1.2%
Nelnet, Inc., Class A (a)	7,070	287,608
World Acceptance Corp. (a)	11,914	339,549
		627,157
Diversified Financial Services—0.6%
Calamos Asset Management, Inc.	165	5,189
Jackson Hewitt Tax Service, Inc.	10,890	301,762
		306,951
Insurance—1.2%
Selective Insurance Group, Inc.	6,180	328,158
Tower Group, Inc.	13,480	296,290
		624,448

See Accompanying Notes to Financial Statements.

	Shares	Value
Real Estate—1.1%
Bluegreen Corp. (a)	17,484	$276,247
Strategic Hotel Capital, Inc., REIT	10,125	208,373
Washington REIT	3,540	107,439
		592,059
Health Care—19.2%
Biotechnology—4.8%
Alkermes, Inc. (a)	8,860	169,403
Amylin Pharmaceuticals, Inc. (a)	11,238	448,621
Arena Pharmaceuticals, Inc. (a)	15,860	225,529
Cubist Pharmaceuticals, Inc. (a)	7,160	152,150
CV Therapeutics, Inc. (a)	9,820	242,848
Exelixis, Inc. (a)	22,300	210,066
Illumina, Inc. (a)	24,890	350,949
Myogen, Inc. (a)	6,500	196,040
Protein Design Labs, Inc. (a)	8,990	255,496
Vertex Pharmaceuticals, Inc. (a)	7,680	212,506
		2,463,608
Health Care Equipment & Supplies—6.5%
American Medical Systems Holdings, Inc. (a)	16,240	289,559
Aspect Medical Systems, Inc. (a)	11,840	406,704
Foxhollow Technologies, Inc. (a)	3,670	109,329
Haemonetics Corp. (a)	2,500	122,150
Hologic, Inc. (a)	3,740	141,821
Immucor, Inc. (a)	15,140	353,670
Intuitive Surgical, Inc. (a)	3,040	356,501
Kyphon, Inc. (a)	13,990	571,212
Meridian Bioscience, Inc.	15,099	304,094
Nektar Therapeutics (a)	11,550	190,113
Respironics, Inc. (a)	6,357	235,654
Somanetics Corp. (a)	7,750	248,000
		3,328,807
Health Care Providers & Services—5.6%
Advisory Board Co. (a)	1,935	92,241
Allion Healthcare, Inc. (a)	7,198	83,857
Apria Healthcare Group, Inc. (a)	2,537	61,167
Centene Corp. (a)	21,540	566,287
HealthExtras, Inc. (a)	10,365	260,162
LifePoint Hospitals, Inc. (a)	4,190	157,125
Pediatrix Medical Group, Inc. (a)	2,570	227,625
PRA International (a)	6,241	175,684
Psychiatric Solutions, Inc. (a)	3,673	215,752
VCA Antech, Inc. (a)	37,671	1,062,322
		2,902,222
Pharmaceuticals—2.3%
Medicis Pharmaceutical Corp., Class A	3,484	111,662
MGI Pharma, Inc. (a)	6,513	111,763
New River Pharmaceuticals, Inc. (a)	4,350	225,678
Par Pharmaceutical Companies, Inc. (a)	9,010	282,374
Penwest Pharmaceuticals Co. (a)	11,541	225,280
Salix Pharmaceuticals Ltd. (a)	13,770	242,077
		1,198,834
Industrials—10.6%
Aerospace & Defense—1.0%
BE Aerospace, Inc. (a)	8,410	$185,020
DRS Technologies, Inc.	2,100	107,982
Teledyne Technologies, Inc. (a)	7,370	214,467
		507,469
Air Freight & Logistics—2.1%
HUB Group, Inc., Class A (a)	15,903	562,171
UTI Worldwide, Inc.	5,856	543,671
		1,105,842
Airlines—0.7%
AirTran Holdings, Inc. (a)	21,050	337,432
Commercial Services & Supplies—3.3%
CoStar Group, Inc. (a)	1,986	85,736
Korn/Ferry International (a)	21,782	407,105
Labor Ready, Inc. (a)	14,918	310,593
Resources Connection, Inc. (a)	9,080	236,625
Senomyx, Inc. (a)	12,136	147,088
Waste Connections, Inc. (a)	14,840	511,386
		1,698,533
Electrical Equipment—0.3%
Evergreen Solar, Inc. (a)	15,430	164,330
Industrial Conglomerates—0.3%
Walter Industries, Inc.	2,600	129,272
Machinery—2.9%
Actuant Corp., Class A	3,480	194,184
Bucyrus International, Inc., Class A	3,000	158,100
ESCO Technologies, Inc. (a)	1,370	60,951
JLG Industries, Inc.	5,800	264,828
Manitowoc Co., Inc.	3,540	177,779
Wabtec Corp.	24,410	656,629
		1,512,471
Road & Rail—0.0%
Florida East Coast Industries, Inc.	414	17,541
Information Technology—28.1%
Communications Equipment—3.4%
ADTRAN, Inc.	7,470	222,158
Anaren, Inc. (a)	387	6,049
Atheros Communications, Inc. (a)	16,484	214,292
AudioCodes Ltd. (a)	23,090	256,299
Avocent Corp. (a)	8,620	234,378
Emulex Corp. (a)	4,340	85,889
F5 Networks, Inc. (a)	3,460	197,877
NICE Systems Ltd., ADR (a)	6,510	313,521
Packeteer, Inc. (a)	17,730	137,762
Plantronics, Inc.	3,970	112,351
		1,780,576
Computers & Peripherals—1.1%
M-Systems Flash Disk Pioneers Ltd. (a)	6,820	225,878
Neoware Systems, Inc. (a)	7,986	186,074
Stratasys, Inc. (a)	7,190	179,822
		591,774

See Accompanying Notes to Financial Statements.

	Shares	Value
Electronic Equipment & Instruments—4.8%
Anixter International, Inc.	11,150	$436,188
Daktronics, Inc.	13,500	399,195
Global Imaging Systems, Inc. (a)	10,146	351,356
Itron, Inc. (a)	12,420	497,297
Plexus Corp. (a)	24,330	553,264
TTM Technologies, Inc. (a)	24,310	228,514
		2,465,814
Internet Software & Services—3.4%
CNET Networks, Inc. (a)	11,790	173,195
Digital River, Inc. (a)	6,410	190,633
Digitas, Inc. (a)	32,860	411,407
EarthLink, Inc. (a)	15,243	169,350
Equinix, Inc. (a)	2,270	92,525
Openwave Systems, Inc. (a)	7,100	124,037
Secure Computing Corp. (a)	26,710	327,465
ValueClick, Inc. (a)	13,880	251,367
		1,739,979
IT Services—2.9%
Anteon International Corp. (a)	9,100	494,585
Euronet Worldwide, Inc. (a)	8,990	249,922
MPS Group, Inc. (a)	36,602	500,349
MTC Technologies, Inc. (a)	5,730	156,888
TALX Corp.	2,440	111,532
		1,513,276
Semiconductors & Semiconductor Equipment—6.2%
Cymer, Inc. (a)	13,150	466,956
Entegris, Inc. (a)	28,642	269,808
Microsemi Corp. (a)	20,960	579,754
Silicon Laboratories, Inc. (a)	9,100	333,606
SiRF Technology Holdings, Inc. (a)	14,670	437,166
Tessera Technologies, Inc. (a)	14,710	380,253
Varian Semiconductor Equipment Associates, Inc. (a)	9,560	419,971
Virage Logic Corp. (a)	32,700	323,076
		3,210,590
Software—6.3%
American Reprographics Co. (a)	6,609	167,935
ANSYS, Inc. (a)	9,960	425,192
Epicor Software Corp. (a)	17,820	251,796
Hyperion Solutions Corp. (a)	12,867	460,896
Kronos, Inc. (a)	5,070	212,230
Macrovision Corp. (a)	4,430	74,114
MICROS Systems, Inc. (a)	2,980	143,994
MicroStrategy, Inc., Class A (a)	1,200	99,288
Open Solutions, Inc. (a)	12,760	292,459
Parametric Technology Corp. (a)	30,430	185,623
Progress Software Corp. (a)	17,550	498,069
Quest Software, Inc. (a)	20,720	302,305
RSA Security, Inc. (a)	10,920	122,632
		3,236,533
Materials—3.2%
Chemicals—1.6%
Airgas, Inc.	9,190	302,351
Symyx Technologies, Inc. (a)	18,660	509,231
		811,582
Construction Materials—0.4%
Eagle Materials, Inc.	1,770	$216,577
Metals & Mining—1.2%
Allegheny Technologies, Inc.	5,780	208,543
Cleveland—Cliffs, Inc.	1,900	168,283
Reliance Steel & Aluminum Co.	2,460	150,355
Royal Gold, Inc.	3,070	106,621
		633,802
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.2%
Tekelec (a)	6,370	88,543
Wireless Telecommunication Services—1.2%
Dobson Communications Corp., Class A (a)	43,310	324,825
SBA Communications Corp., Class A (a)	17,257	308,900
		633,725
Utilities—0.8%
Gas Utilities—0.8%
Energen Corp.	11,770	427,487
Total Common Stocks (cost of $45,987,094)		50,815,570
INVESTMENT COMPANY—0.9%
iShares Nasdaq Biotechnology Index Fund	6,062	468,228
Total Investment Company (cost of $437,737)		468,228
Total Investments—99.2% (cost of $46,424,831) (b)		51,283,798
Other Assets & Liabilities, Net—0.8%		409,725
Net Assets—100.0%		$51,693,523

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $46,475,123.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.1%
Health Care	19.2
Consumer Discretionary	15.6
Industrials	10.6
Financials	10.3
Energy	7.9
Materials	3.2
Telecommunication Services	1.4
Consumer Staples	1.2
Investment Company	0.9
Utilities	0.8
Other Assets & Liabilities, Net	0.8
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Liberty Small Company Growth, Variable Series / December 31, 2005

Assets:
Investments, at cost	$46,424,831
Investments, at value	$51,283,798
Receivable for:
Investments sold	2,541,568
Fund shares sold	1,574
Dividends	11,650
Expense reimbursement due from Investment Advisor	16,039
Deferred Trustees’ compensation plan	7,174
Other assets	26
Total Assets	53,861,829
Liabilities:
Payable to custodian bank	408,534
Payable for:
Investments purchased	1,592,169
Fund shares repurchased	85,714
Investment advisory fee	22,591
Administration fee	6,528
Transfer agent fee	24
Pricing and bookkeeping fees	5,331
Trustees’ fees	299
Audit fee	25,578
Custody fee	3,900
Reports to shareholders	8,947
Chief compliance officer expenses	1,381
Deferred Trustees’ fees	7,174
Other liabilities	136
Total Liabilities	2,168,306
Net Assets	$51,693,523
Composition of Net Assets:
Paid-in capital	$68,000,378
Accumulated net investment loss	(6,663)
Accumulated net realized loss	(21,159,159)
Net unrealized appreciation on investments	4,858,967
Net Assets	$51,693,523
Class A:
Net assets	$51,692,417
Shares outstanding	4,544,898
Net asset value per share	$11.37
Class B:
Net assets	$1,106
Shares outstanding	98
Net asset value per share	$11.29

See Accompanying Notes to Financial Statements.

Statement of Operations

Liberty Small Company Growth, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$167,132
Interest	27,104
Total Investment Income	194,236
Expenses:
Investment advisory fee	271,405
Administration fee	81,422
Distribution fee-Class B	3
Transfer agent fee	6,298
Pricing and bookkeeping fees	31,189
Trustees’ fees	8,448
Custody fee	22,078
Audit fee	27,816
Chief compliance officer expenses (See Note 4)	4,155
Non-recurring costs (See Note 6)	1,111
Other expenses	23,412
Total Expenses	477,337
Fees and expenses waived or reimbursed by Investment Advisor	(40,794)
Fees waived by Transfer Agent	(1,202)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(1,111)
Custody earnings credit	(141)
Net Expenses	434,089
Net Investment Loss	(239,853)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	7,063,164
Net change in unrealized appreciation (depreciation) on investments	(5,849,071)
Net Gain	1,214,093
Net Increase in Net Assets from Operations	$974,240

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Liberty Small Company Growth, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment loss	$(239,853)	$(375,167)
Net realized gain on investments	7,063,164	8,870,268
Net change in unrealized appreciation (depreciation) on investments	(5,849,071)	(1,981,238)
Net Increase from Operations	974,240	6,513,863
Share Transactions:
Class A:
Subscriptions	2,336,290	3,275,513
Redemptions	(13,804,937)	(11,759,160)
Net Decrease from Share Transactions	(11,468,647)	(8,483,647)
Total Decrease in Net Assets	(10,494,407)	(1,969,784)
Net Assets:
Beginning of period	62,187,930	64,157,714
End of period	$51,693,523	$62,187,930
Accumulated net investment loss at end of period	$(6,663)	$(3,570)
Changes in Shares:
Class A:
Subscriptions	218,938	317,740
Redemptions	(1,292,289)	(1,162,714)
Net Decrease	(1,073,351)	(844,974)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Liberty Small Company Growth Fund, Variable Series / December 31, 2005

Note 1. Organization

Liberty Small Company Growth Fund, Variable Series (the “Fund”), a series of SteinRoe Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$236,760	$—	$(236,760)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$4,808,675

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$6,637,439
Unrealized depreciation	(1,828,764)
Net unrealized appreciation	$4,808,675

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$74,235
2009	10,954,382
2010	10,080,251
$21,108,868

Of the capital loss carryforwards attributable to the Fund, $553,660 ($74,235 expiring 12/31/08, $368,693 expiring 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund’s merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $7,007,071 were utilized during the year ended December 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.50%.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.057% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,202 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund’s average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at the annual rate of 0.02% of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,562 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $74,348,266 and $84,610,553, respectively.

Note 6. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia

Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $1,111 of legal, consulting services and trustees’ fees incurred by the Fund in connection with these matters.

Financial Highlights

Liberty Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.98	$9.85	$6.82	$9.03	$19.05
Income from Investment Operations:
Net investment loss (a)	(0.05)	(0.09)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.36	1.22	3.10	(2.14)	(2.32)
Total from Investment Operations	0.31	1.13	3.03	(2.21)	(2.38)
Less Distributions Declared to Shareholders:
From net realized gains	—	—	—	—	(7.64)
Net Asset Value, End of Period	$11.29	$10.98	$9.85	$6.82	$9.03
Total return (b)(c)(d)	2.82%	11.47%	44.43%	(24.47)%	(10.38)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.05%	1.05%	1.05%	1.05%	1.07%
Net investment loss (e)	(0.48)%	(0.86)%	(0.88)%	(0.82)%	(0.57)%
Waiver/reimbursement	0.08%	0.02%	0.03%	0.02%	0.04%
Portfolio turnover rate	138%	41%	117%	117%	146%
Net assets, end of period (000’s)	$1	$1	$1	$1	$1

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would be reduced.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of SteinRoe Variable Investment Trust
and the Class B Shareholders of Liberty Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, Variable Series (the “Fund”) (a series of SteinRoe Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Portfolio Managers’ Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan, John Wilson and Mary-Ann Ward co-manage the fund. Mr. Berlinguet has been with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since October 2003. Mr. Hickey has been affiliated with the advisor or its affiliates since November 1998. Mr. Sullivan has been affiliated with the advisor or its affiliates since January 2005. Mr. Wilson has been affiliated with the advisor or its affiliates since July 2005. Ms. Ward has been affiliated with the advisor or its affiliates since July 1997.

A host of factors served to dampen stock market returns throughout most of 2005, including higher oil prices, higher short-term interest rates and uncertainty about the impact of two major Gulf hurricanes. However a late year rally pushed the major stock market averages into positive territory, and the fund and its benchmark, the Russell 1000 Growth Index(1), generated a positive return. The fund’s return was slightly lower than its benchmark, the result of stock selection in industrials and consumer staples.

Health care leads the way

Health care was the single most positive sector for the fund over the past 12 months. We highlighted companies involved in newer technologies and generally bypassed major pharmaceutical companies, which suffered from the maturation of product lines and concerns about patent protection. Among the stocks that made solid contributions to the portfolio were Medtronic, Inc., which makes pacemakers; Alcon, Inc., an eye-care company (1.8% and 0.3% of net assets, respectively) and Amylin Pharmaceuticals, Inc., a biotech company with efforts focused on advanced therapies for diabetes. We sold Amylin after it reached our price target. The fund also benefited from investments in generic drug companies Teva Pharmaceutical Industries Ltd. and IVAX Corp. (1.4% and 0.9% of net assets, respectively), which entered into a well-received merger in 2005.

A decision to underweight stocks in the consumer discretionary sector also aided the fund’s performance. General merchandizing companies lost ground as their target customers were hard hit by a combination of high energy prices and rising short-term interest rates. Higher-end retailers were largely immune from these effects, and portfolio holdings such as Tiffany & Co. (1.2% of net assets) and Nordstrom Inc., which we sold at a profit, made positive contributions to the fund.

Consumer staples and industrial stocks disappointed

Within the consumer staples sector, Costco Wholesale Corp. and CVS Corp. detracted from the fund’s performance. Costco was hurt by weak spending among its target market and CVS lost the benefit of the previous year’s favorable comparisons, which reflected its acquisition of Eckard. We sold Costco, because the outlook on consumer spending remains weak. However, we have held onto CVS (1.3% of net assets) as we assess the company’s future prospects.

In the industrials sector, Honeywell International, Inc., Pentair, Inc. and 3M Co. detracted from performance. We sold all three stocks because they failed to meet our expectations, each for company-specific reasons.

Weak technology sector delivered mixed results

The technology sector underperformed the overall market in 2005, and the fund’s results from technology were generally in line with the sector. The fund enjoyed individual successes, such as Google, Inc., Apple Computer, Inc., Autodesk, Inc. (2.5%, 0.9%, 0.5% of net assets, respectively), and Marvell Technology Group Ltd. We sold Marvell, taking profits. However, our holdings in traditional leaders such as Microsoft Corp., International Business Machines Corp., Cisco Systems, Inc. (5.5%, 1.9% and 0.7% of net assets, respectively), and Dell, Inc. went unrewarded. We sold Dell because we lacked confidence in its growth prospects.

In the energy sector, the fund’s holdings moved up nicely in absolute terms, but they did not keep pace with the energy stocks represented in the broader index. The impact of this performance differential was minimal because the sector accounts for only 3.0% of the fund’s benchmark and less than 5.0% of the fund.

Looking ahead

We expect the economy to continue to grow in 2006, although at a slower pace. And, we expect a less favorable environment for consumers, who will no longer be able to bank on the multi-year bull market in housing that injected enormous amounts of liquidity into the economic system. With this in mind, we plan to seek opportunities within industrial and infrastructure-related sectors as well as sectors that are not directly tied to the economic cycle, such as health care. In addition, we believe that the financial sector should enjoy improved prospects as the Federal Reserve Board’s efforts to boost short-term interest rates wind down.

On February 9, 2005, shareholders approved a proposal to reorganize the Liberty Equity Fund, Variable Series, into Columbia Large Cap Growth Fund, Variable Series, and the merger was completed on February 25, 2005.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may also invest 25% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2005, and are subject to change.

(1)  The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

Average annual total return as of December 31, 2005 (%)

	1-year	5-year	10-year
Class B (06/01/00)	4.49	-7.68	5.17
Russell 1000 Growth Index	5.26	-3.58	6.73

Inception date of share class is in parenthesis.

Net asset value per share ($ )	12/31/04	12/31/05
Class B	23.67	24.64

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company’s separate accounts. If performance included the effect of these additional charges, it would be lower.

Growth of a $10,000 investment, 01/01/96(1) — 12/31/05

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund’s class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Inception date of class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using actual operating expenses and total return for the period. The amount listed in the “hypothetical” column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled “Expenses paid during the period,” locate the amount in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/05 –	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
12/31/05	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class B	1,000.00	1,000.00	1,076.02	1,020.37	5.02	4.89	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the transfer agent and distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate accounts.

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

	Shares	Value
COMMON STOCKS—99.1%
Consumer Discretionary—11.6%
Hotels, Restaurants & Leisure—1.1%
Marriott International, Inc., Class A	10,850	$726,624
Starbucks Corp. (a)	22,000	660,220
		1,386,844
Internet & Catalog Retail—1.5%
eBay, Inc. (a)	47,100	2,037,075
Media—0.5%
Getty Images, Inc. (a)	7,400	660,598
Multiline Retail—0.8%
Target Corp.	19,250	1,058,173
Specialty Retail—6.0%
Chico’s FAS, Inc. (a)	16,000	702,880
Home Depot, Inc.	38,310	1,550,789
Lowe’s Companies, Inc.	29,810	1,987,134
Office Depot, Inc. (a)	65,200	2,047,280
Tiffany & Co.	43,100	1,650,299
		7,938,382
Textiles, Apparel & Luxury Goods—1.7%
Coach, Inc. (a)	45,400	1,513,636
NIKE, Inc., Class B	8,500	737,715
		2,251,351
Consumer Staples—9.7%
Beverages—1.1%
Diageo PLC, ADR	11,500	670,450
PepsiCo, Inc.	12,780	755,042
		1,425,492
Food & Staples Retailing—3.3%
CVS Corp.	67,500	1,783,350
Wal-Mart Stores, Inc.	57,200	2,676,960
		4,460,310
Food Products—1.0%
Kellogg Co.	30,100	1,300,922
Household Products—4.3%
Colgate-Palmolive Co.	27,200	1,491,920
Procter & Gamble Co.	72,327	4,186,287
		5,678,207
Energy—4.6%
Energy Equipment & Services—1.1%
Halliburton Co.	23,300	1,443,668
Oil, Gas & Consumable Fuels—3.5%
Anadarko Petroleum Corp.	17,300	1,639,175
CONSOL Energy, Inc.	6,300	410,634
EOG Resources, Inc.	19,300	1,416,041
XTO Energy, Inc.	27,900	1,225,926
		4,691,776
Financials—8.7%
Capital Markets—2.5%
Franklin Resources, Inc.	11,000	$1,034,110
Merrill Lynch & Co., Inc.	17,790	1,204,917
State Street Corp.	20,390	1,130,422
		3,369,449
Commercial Banks—1.8%
Wells Fargo & Co.	22,040	1,384,773
Zions Bancorporation	12,900	974,724
		2,359,497
Diversified Financial Services—1.1%
Citigroup, Inc.	29,200	1,417,076
Insurance—3.3%
American International Group, Inc.	53,840	3,673,503
XL Capital Ltd., Class A	10,200	687,276
		4,360,779
Health Care—20.3%
Biotechnology—2.9%
Amgen, Inc. (a)	29,080	2,293,249
Genentech, Inc. (a)	9,700	897,250
Protein Design Labs, Inc. (a)	23,900	679,238
		3,869,737
Health Care Equipment & Supplies—5.8%
Alcon, Inc.	2,700	349,920
Baxter International, Inc.	26,500	997,725
Medtronic, Inc.	40,670	2,341,372
PerkinElmer, Inc.	28,500	671,460
Thermo Electron Corp. (a)	58,200	1,753,566
Varian Medical Systems, Inc. (a)	31,100	1,565,574
		7,679,617
Health Care Providers & Services—4.2%
Aetna, Inc.	15,300	1,442,943
Caremark Rx, Inc. (a)	25,320	1,311,323
UnitedHealth Group, Inc.	44,700	2,777,658
		5,531,924
Pharmaceuticals—7.4%
IVAX Corp. (a)	37,700	1,181,141
Johnson & Johnson	41,100	2,470,110
Novartis AG, ADR	55,210	2,897,420
Roche Hldgs Ltd., ADR	17,800	1,332,330
Teva Pharmaceutical Industries Ltd., ADR	44,280	1,904,483
		9,785,484
Industrials—12.9%
Aerospace & Defense—1.3%
United Technologies Corp.	30,200	1,688,482
Construction & Engineering – 0.5%
Foster Wheeler Ltd. (a)	18,300	673,074

See Accompanying Notes to Financial Statements.

	Shares	Value
Electrical Equipment—2.5%
Emerson Electric Co.	17,400	$1,299,780
Rockwell Automation, Inc.	32,900	1,946,364
		3,246,144
Industrial Conglomerates—4.8%
General Electric Co.	181,310	6,354,916
Machinery—2.4%
Caterpillar, Inc.	18,600	1,074,522
ITT Industries, Inc.	20,700	2,128,374
		3,202,896
Road & Rail—1.4%
Burlington Northern Santa Fe Corp.	11,100	786,102
Canadian National Railway Co.	13,800	1,103,862
		1,889,964
Information Technology—28.4%
Communications Equipment—3.4%
Cisco Systems, Inc. (a)	52,850	904,792
Corning, Inc. (a)	28,500	560,310
Juniper Networks, Inc. (a)	14,400	321,120
Motorola, Inc.	56,400	1,274,076
QUALCOMM, Inc.	32,700	1,408,716
		4,469,014
Computers & Peripherals—4.4%
Apple Computer, Inc. (a)	16,300	1,171,807
EMC Corp. (a)	116,200	1,582,644
Hewlett-Packard Co.	22,900	655,627
International Business Machines Corp.	29,900	2,457,780
		5,867,858
Internet Software & Services—4.9%
Akamai Technologies, Inc. (a)	32,900	655,697
Google, Inc., Class A (a)	7,900	3,277,394
Yahoo!, Inc. (a)	65,740	2,575,693
		6,508,784
Semiconductors & Semiconductor Equipment—6.6%
Broadcom Corp., Class A (a)	27,400	1,291,910
Intel Corp.	109,300	2,728,128
Lam Research Corp. (a)	44,800	1,598,464
MEMC Electronic Materials, Inc. (a)	44,300	982,131
Microchip Technology, Inc.	26,000	835,900
National Semiconductor Corp.	11,800	306,564
Texas Instruments, Inc.	31,700	1,016,619
		8,759,716
Software—9.1%
Autodesk, Inc. (a)	15,900	682,905
McAfee, Inc. (a)	34,400	933,272
Microsoft Corp.	279,950	7,320,693
NAVTEQ (a)	17,328	760,179
Oracle Corp. (a)	52,600	642,246
SAP AG, ADR	39,800	1,793,786
		12,133,081
Materials—2.4%
Chemicals—2.4%
Monsanto Co.	14,446	$1,119,998
Praxair, Inc.	39,200	2,076,032
		3,196,030
Telecommunication Services—0.5%
Wireless Telecommunication Services—0.5%
American Tower Corp., Class A (a)	27,100	734,410
Total Common Stocks (cost of $123,704,327)		131,430,730
	Par
SHORT-TERM OBLIGATION—1.1%
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.380%, collateralized by a U.S. Treasury Note maturing 02/15/12, market value of $1,523,692 (repurchase proceeds $1,493,561)	$1,493,000	1,493,000
Total Short-Term Obligation (cost of $1,493,000)		1,493,000
Total Investments—100.2% (cost of $125,197,327) (b)		132,923,730
Other Assets & Liabilities, Net—(0.2)%		(316,458)
Net Assets—100.0%		$132,607,272

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $125,252,588.

At December 31, 2005, the Fund held investment in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.4%
Health Care	20.3
Industrials	12.9
Consumer Discretionary	11.6
Consumer Staples	9.7
Financials	8.7
Energy	4.6
Materials	2.4
Telecommunication Services	0.5
Short-Term Obligation	1.1
Other Assets & Liabilities, Net	(0.2)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

Assets:
Investments, at cost	$125,197,327
Investments, at value	$132,923,730
Cash	3,044
Receivable for:
Investments sold	22,367
Fund shares sold	25,649
Interest	280
Dividends	104,550
Expense reimbursement due from Distributor	2,270
Deferred Trustees’ compensation plan	14,698
Other assets	36,040
Total Assets	133,132,628
Liabilities:
Payable for:
Fund shares repurchased	372,978
Investment advisory fee	59,759
Administration fee	17,196
Transfer agent fee	45
Pricing and bookkeeping fees	6,356
Trustees’ fees	494
Audit fee	30,408
Custody fee	2,265
Reports to shareholders	11,978
Distribution fee-Class B	4,337
Chief compliance officer expenses	1,662
Deferred Trustees’ fees	14,698
Other expenses	3,180
Total Liabilities	525,356
Net Assets	$132,607,272
Composition of Net Assets:
Paid-in capital	$189,514,437
Undistributed net investment income	384,691
Accumulated net realized loss	(65,018,259)
Net unrealized appreciation on investments	7,726,403
Net Assets	$132,607,272
Class A:
Net assets	$113,803,782
Shares outstanding	4,598,778
Net asset value per share	$24.75
Class B:
Net assets	$18,803,490
Shares outstanding	763,031
Net asset value per share	$24.64

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2005

Investment Income:
Dividends	$1,444,451
Interest	41,548
Total Investment Income (net of foreign tax withheld of $20,215)	1,485,999
Expenses:
Investment advisory fee	686,160
Administration fee	205,848
Distribution fee-Class B	49,497
Transfer agent fee	6,318
Pricing and bookkeeping fees	48,432
Trustees’ fees	10,598
Custody fee	13,341
Chief compliance officer expenses (See Note 4)	4,843
Non-recurring costs (See Note 6)	2,751
Other expenses	71,311
Total Operating Expenses	1,099,099
Fees waived by Transfer Agent	(1,204)
Fees reimbursed by Distributor-Class B	(11,125)
Non-recurring costs assumed by Investment Advisor (See Note 6)	(2,751)
Custody earnings credit	(68)
Net Expenses	1,083,951
Net Investment Income	402,048
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	10,659,925
Foreign currency transactions	(26)
Net realized gain	10,659,899
Net change in unrealized appreciation (depreciation) on investments	(5,209,703)
Net Gain	5,450,196
Net Increase in Net Assets from Operations	$5,852,244

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2005	2004
Operations:
Net investment income	$402,048	$848,855
Net realized gain on investments and foreign currency transactions	10,659,899	1,963,800
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,209,703)	(6,711,341)
Net Increase (Decrease) from Operations	5,852,244	(3,898,686)
Distributions Declared to Shareholders:
From net investment income:
Class A	(783,986)	(188,595)
Class B	(78,920)	—
Total Distributions Declared to Shareholders	(862,906)	(188,595)
Share Transactions:
Class A:
Subscriptions	1,871,260	3,299,769
Proceeds received in connection with merger	33,094,396	—
Distributions reinvested	783,986	188,595
Redemptions	(32,442,900)	(23,714,994)
Net Increase (Decrease)	3,306,742	(20,226,630)
Class B:
Subscriptions	898,989	1,409,109
Proceeds received in connection with merger	1,337	—
Distributions reinvested	78,920	—
Redemptions	(4,607,810)	(4,685,626)
Net Decrease	(3,628,564)	(3,276,517)
Net Decrease from Share Transactions	(321,822)	(23,503,147)
Total Increase (Decrease) in Net Assets	4,667,516	(27,590,428)
Net Assets:
Beginning of period	127,939,756	155,530,184
End of period	$132,607,272	$127,939,756
Undistributed net investment income at end of period	$384,691	$845,575
Changes in Shares:
Class A:
Subscriptions	78,955	141,708
Issued in connection with merger	1,394,365	—
Issued for distributions reinvested	33,590	7,995
Redemptions	(1,377,131)	(1,027,469)
Net Increase (Decrease)	129,779	(877,766)
Class B:
Subscriptions	38,534	59,599
Issued in connection with merger	56	—
Issued for distributions reinvested	3,390	—
Redemptions	(196,514)	(205,838)
Net Decrease	(154,534)	(146,239)

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2005

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the “Fund”), a series of SteinRoe Variable Investment Trust (the “Trust”) is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts (“VA Contracts”) and Variable Life Insurance Policies (“VLI Policies”) offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

On February 25, 2005, the Stein Roe Growth Stock Fund, Variable Series was renamed Columbia Large Cap Growth Fund, Variable Series.

Note 2. Significant Accounting Policies

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are generally declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for capital loss carryforward permanently lost and Section 988 bond bifurcation were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(26)	$(10,852,372)	$10,852,398

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$862,906	$188,595
Long-term capital gains	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$394,629	$—	$7,671,142

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$12,842,625
Unrealized depreciation	(5,171,483)
Net unrealized appreciation	$7,671,142

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$338,035
2009	21,262,059
2010	33,561,074
2011	9,801,830
$64,962,998

Of the capital loss carryforwards attributable to the Fund, $9,535,593 ($338,035 expiring 12/31/08, $4,000,679 expiring 12/31/09 and $5,196,879 expiring 12/31/10) remain from the Columbia Large Cap Growth Fund, Variable Series merger with Liberty Equity Fund, Variable Series. Total capital loss carryforwards acquired in the current year from Liberty Equity Fund, Variable Series were $10,952,845 of which $220,882 was permanently lost and $1,196,370 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Capital loss carryforwards of $10,397,147 were utilized during the year ended December 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC (“Columbia”), an indirect wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2005, the Fund’s effective investment advisory fee rate was 0.50%.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees—Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended December 31, 2005, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.035% of the Fund’s average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the “Transfer Agent”), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2005, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. The Transfer Agent may also retain as additional compensation for its services credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. Prior to November 1, 2005, the Transfer Agent received a monthly fee at the annual rate of $7,500.

For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the year ended December 31, 2005, the Transfer Agent waived fees of $1,204 for the Fund.

For the year ended December 31, 2005, the effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund’s average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. The Fund has adopted a 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund’s average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Fund’s Class B distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31¸ 2005, the Fund paid $1,627 to Columbia for such services. This amount is included in “Other expenses” on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $154,805,283 and $190,039,454, respectively.

Note 6. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On November 3, 2005, the U.S. District Court for the District of Maryland dismissed the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims against Columbia and others. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 36(b) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended December 31, 2005, Columbia has assumed $2,751 of legal, consulting services and Trustee’s fees incurred by the Fund in connection with these matters.

Note 7. Business Combinations and Mergers

On February 25, 2005, the Liberty Equity Fund, Variable Series merged into the Columbia Large Cap Growth Fund, Variable Series and received a tax-free transfer of assets from Liberty Equity Fund, Variable Series as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
1,394,421	$33,095,733	$5,776,629

Net Assets of Columbia Large Cap Growth Fund, Variable Series Prior to Combination	Net Assets of Liberty Equity Fund, Variable Series Immediately Prior to Combination	Net Assets of Columbia Large Cap Growth Fund, Variable Series Immediately After Combination
$123,809,923	$33,095,733	$156,905,656

* Unrealized appreciation is included in the Net Assets Received amount shown above.

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$23.67	$24.19	$19.40	$27.82	$44.59
Net Investment Income Operations:
Net investment income (loss) (a)	0.03	0.10 (b)	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	(0.62)	4.85	(8.45)	(10.27)
Total from Investment Operations	1.06	(0.52)	4.84	(8.42)	(10.29)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)	—	(0.05)	—	— (c)
From net realized gains	—	—	—	—	(6.48)
Total Distributions Declared to Shareholders	(0.09)	—	(0.05)	—	(6.48)
Net Asset Value, End of Period	$24.64	$23.67	$24.19	$19.40	$27.82
Total return (d)(e)(f)	4.49%	(2.15)%	25.05%	(30.27)%	(24.80)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) (g)	0.13%	0.43%	(0.03)%	0.14%	(0.06)%
Waiver/reimbursement	0.06%	0.03%	0.06%	0.07%	0.06%
Portfolio turnover rate	113%	4%	138%	68%	57%
Net assets, end of period (000’s)	$18,803	$21,715	$25,730	$22,042	$32,830

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company’s separate accounts. If included, total return would have been reduced.

(f)  Had the Transfer Agent and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

Report of Independent Registered Public Accounting Firm

To the Trustees of SteinRoe Variable Investment Trust and
the Class B Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the “Fund”) (formerly known as Stein Roe Growth Stock Fund, Variable Series) (a series of SteinRoe Variable Investment Trust) at December 31, 2005, and the results of its operations, the changes in its net assets, and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2006

Unaudited Information

Columbia Large Cap Growth Fund, Variable Series

Federal Income Tax Information

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2005, qualifies for the corporate dividends received deduction.

Trustees and Officers

SteinRoe Variable Investment Trust

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, year of birth and address, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 85(3), None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties from August 1999 to December 2005, Boston College). Oversees 85(3), Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Name, year of birth and address, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Born 1941) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)

Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 83, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer(2) (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 85(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

(1)  The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2)  Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3)  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Name, year of birth and address, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; President of the President (since 2004) Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May, 2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc. since January, 2005; Director of Columbia Management Services, Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Treasurer (since 2000)

Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)

Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August, 2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2004)

Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2004)

Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Born 1959) One Financial Center Boston, MA 02111 Secretary (since 2004)

Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and General Counsel, Massachusetts Pension Reserves Investment Management Board from September, 1997 to March, 2001).

Board Consideration and Approval of Investment Advisory Agreements

SteinRoe Variable Investment Trust

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees or directors (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia’s financial results and financial condition, (vii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds’ brokerage, if any, including allocations to brokers affiliated with Columbia and the use of “soft” commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia’s response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing as expected, given market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund’s advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund’s net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund’s net return to shareholders become more competitive.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management’s view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

•  so-called “fall-out benefits” to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

•  the draft report provided by the independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

Summary of Management Fee Evaluation by Independent Fee Consultant

SteinRoe Variable Investment Trust

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 11, 2005

I. Overview

Columbia Management Advisors, Inc. (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”) (CFD together with CMA referred to herein as Columbia Management Group or “CMG(1)”), entered into an agreement with the New York Attorney General’s Office in the form of an Assurance of Discontinuance (the “AOD”). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds’ Board of Trustees/Directors (collectively the “Trustees”) appointed a Senior Officer or an Independent Fee Consultant (“IFC”) who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds’ Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with “... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance.” However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that “Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the .... Independent Fee Consultant....” This report, pursuant to the AOD, constitutes the “annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant.”

The AOD requires the IFC report to consider at least the following:

a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)  Profit margins of CMA and its affiliates from supplying such services;

e)  Possible economies of scale as the CMA fund grows larger; and

f)  The nature and quality of CMA services, including Columbia Funds’ performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. (“Lipper”) and Morningstar Inc. (“Morningstar”). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.  I reviewed data on CMG’s expense and profitability that I obtained from CMA directly.

3.  I have reviewed data on the organizational structure of CMG in general.

4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

(1)  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC (“BACAP”), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting (“NERA”) and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds’ operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was 6 appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees’ Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance “screens.” The six screens the Trustees use are as follows:

a.  5th Lipper quintile in actual management fee;

b.  5th Lipper quintile in total expense ratio;

c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees’ views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.

2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

SteinRoe Variable Investment Trust

Investment Manager and Administrator
Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Transfer Agent
Columbia Management Services, Inc.
PO Box 8081
Boston, MA 02266-8081

Important Information

A description of the funds’ proxy voting policies and procedures is available (i) on the funds’ website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds’ website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose report to stockholders is included in this annual filing. The comparative information for fiscal year ended December 31, 2005 includes fees paid by a series that was merged into the registrant on February 28, 2005.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$126,200	$114,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$53,800	$18,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005, Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant’s anti-money laundering program. Audit-Related Fees in fiscal year 2005 also includes agreed-upon procedures relating to fund mergers. Approximately $33,600 of merger related fees included above were paid by the registrant’s investment adviser.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$20,600	$12,200

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 also includes agreed-upon procedures related to a fund merger and the review of a final tax return. In fiscal year 2005, approximately $6,000 of merger related tax fees were paid by the registrant’s investment adviser.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the registrant has adopted a formal policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”), and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as “Adviser Entities.”

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee. Pre-approval of non-audit services to the Funds or Adviser Entities may be waived provided that the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is met. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

On an annual basis, the Fund Treasurer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval. These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees or fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and the projected fees for the one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee’s ongoing evaluation of the auditor’s independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee and the projected fees for any such engagement exceeds a pre-determined threshold established by the Audit Committee; the independent auditor or Fund Treasurer will notify the Audit Committee not later than its next meeting. The notification will include sufficient information to allow the Audit Committee to determine whether the services provided to the adviser and Adviser Entities are compatible with maintaining the auditor’s independence with respect to the Funds.

The Fund Treasurer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds’ “investment company complex,” as defined by SEC rules, that did not require pre-approval under the Policy.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2005 and December 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $104,200 and $93,500, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant’s transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	SteinRoe Variable Investment Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2006